Exhibit 10.2

Confidential material has been omitted and filed separately with the Commission

A318

PURCHASE AGREEMENT

BETWEEN

AIRBUS INDUSTRIE

as Seller

AND

LA SOCIÉTÉ AIR FRANCE

as Buyer

Reference: AI/CC-C 337.0023/99

CONTENTS

CLAUSES	TITLES
0	DEFINITIONS AND INTERPRETATION

1	OBJECT

2	SPECIFICATION

3	PRICES

4	PRICE REVISION

5	PAYMENTS

6	MANUFACTURING PROCEDURE – INSPECTION

7	CERTIFICATION

8	BUYER’S TECHNICAL ACCEPTANCE

9	DELIVERY

10	EXCUSABLE DELAY

11	NON-EXCUSABLE DELAY

12	WARRANTIES AND SERVICE LIFE POLICY

13	PATENT AND COPYRIGHT INDEMNITY

14	DOCUMENTATION AND TECHNICAL DATA

15	SELLER’S REPRESENTATIVES

16	TRAINING AND TRAINING AIDS

17	EQUIPMENT SUPPLIER PRODUCT SUPPORT

18	BUYER FURNISHED DOCUMENTATION AND EQUIPMENT

19	INDEMNIFICATION AND INSURANCE

20	TERMINATION

21	ASSIGNMENTS

22	MISCELLANEOUS PROVISIONS

CONTENTS

EXHIBITS	TITLES
Exhibit A	TECHNICAL SPECIFICATION

Exhibit B	STANDARD SPECIFICATION CHANGE NOTICE [SCN] FORM

Exhibit C	AIRCRAFT PRICE REVISION FORMULA

Exhibit D	ACCEPTANCE CERTIFICATE FORM

Exhibit E	BILL OF SALE FORM

Exhibit F	SERVICE LIFE POLICY - ITEMS OF PRIMARY STRUCTURE

Exhibit G	TECHNICAL DOCUMENTATION AND DATA

Exhibit H	SPARE PARTS

CONTENTS

EXHIBITS	TITLES
EXHIBIT No. 1	TERMS AND CONDITIONS

EXHIBIT No. 2	SUPPORT

EXHIBIT No. 3	OPTIONAL AIRCRAFT

EXHIBIT No. 4	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

EXHIBIT No. 5	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

EXHIBIT No 6	PERFORMANCE WARRANTIES

EXHIBIT No. 7	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

EXHIBIT No. 8	PROGRESS AGREEMENT

EXHIBIT No 9	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

EXHIBIT No. 10	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

EXHIBIT No. 11	DEVELOPMENT AIRCRAFT

EXHIBIT No. 12	MISCELLANEOUS PROVISIONS

EXHIBIT No. 13	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

A318 PURCHASE AGREEMENT

This A318 Purchase Agreement (the “Agreement”) is made this [th] day of [mth]

BETWEEN:

AIRBUS INDUSTRIE, a groupement d’intérêt économique, under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse C 302 609 607 (the “Seller”),

and

LA SOCIÉTÉ AIR FRANCE, a company under French law, governed by the French Civil Aviation Code, whose registered offices are at 45 rue de Paris, 95747 Roissy Charles de Gaulle Cedex, France, registered at the Trade and Companies Register of Bobigny under the number RCS BOBIGNY 552043002 (the “Buyer”).

WHEREAS subject to the terms and conditions of this Agreement, the Seller desires to sell the Aircraft to the Buyer and the Buyer desires to purchase the Aircraft from the Seller.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

0	DEFINITIONS AND INTERPRETATION

0.1	In addition to words and terms defined elsewhere in this Agreement, the initially capitalised words and terms used in this Agreement shall have the meaning set out below.

Acceptance Report	has the meaning set out in Clause 8.3.

Acceptance Tests	has the meaning set out in Clause 8.1.1.

Affiliate	means with respect to any person or entity, any other person or entity directly or indirectly controlling, controlled by or under common control with such person or entity.

Aircraft	means an A318 Airbus aircraft including the Airframe, the Propulsion Systems, and any part, component, furnishing or equipment installed on the Aircraft on Delivery under the terms and conditions of this Agreement.

Aircraft Training Services	means all training courses, flight training, line training, flight assistance, line assistance, maintenance support, maintenance training (including Practical Training) or training support performed on aircraft and provided to the Buyer pursuant to this Agreement.

Airframe	means the Aircraft excluding the Propulsion Systems.

Aircraft Price Revision
Formula	is set out in Exhibit C.

Aviation Authority	means when used in respect of any jurisdiction the government entity, which under the laws of such jurisdiction has control over civil aviation or the registration, airworthiness or operation of aircraft in such jurisdiction.

Balance of Final Price	has the meaning set out in Clause 5.4.1.

Basic Price	is defined in Clause 3.1..

Bill of Sale	has the meaning set out in Clause 9.2.2.

Buyer Furnished
Equipment	has the meaning set out in Clause 18.1.1.

Certificate of Acceptance	has the meaning set out in Clause 8.3.

Contractual Delivery Date	has the meaning set out in Clause 9.1.4

Default Rate	means the Default Interest rate as defined in Clause 5.7.

Delivery	means the transfer of title to the Aircraft from the Seller to the Buyer in accordance with Clause 9.

Delivery Date	means the date on which Delivery shall occur.

[see Place of Delivery]
.
Documentation and	has the meaning set out in Clause 14.1.
Technical Data

Excusable Delay	has the meaning set out in Clause 10.1.

Export Airworthiness
Certificate	means an export certificate of airworthiness issued by the Aviation Authority at the Place of Delivery.

Final Price	has the meaning set out in Clause 3.2.

Ground Training Services	means all training courses performed in classrooms (classical or Airbus CBT courses), full flight simulator sessions, fixed base simulator sessions, field trips and any other services provided to the Buyer on the ground pursuant to this Agreement and which are not Aircraft Training Services.

Instalment	means the payment(s) due under Article 5.3, all payments being considered as “instalments”.

Last Day of the Scheduled	means the last day of the Scheduled Delivery
Delivery Month	Month for the Aircraft in question.

L.B	means the Luftfahrt Bundesamt [in English, the German Civil Aviation Authority] of the Federal Republic of Germany.

Manufacturing Facilities	means the various manufacturing facilities operated by the Seller, Members or any sub-contractor where the Airframe or its parts are manufactured or assembled.

Manufacturer Specification Change Notice (MSCN)	means a written agreement entered into by the Parties to the Agreement at the Seller’s initiative to change the Standard Technical Specification in accordance with Clause 2.

Members	means each of Aérospatiale Matra S.A., DaimlerChrysler Aerospace Airbus GmbH, Construcciones Aeronauticas S.A. and British Aerospace (Operations) Limited.

Non-Excusable Delay	has the meaning set out in Clause 11.1.

Place of Delivery	means the Seller’s facilities on the site where the Aircraft in question is finally assembled and where the Acceptance Tests are carried out, the Acceptance Report is issued and the Aircraft in question is Delivered.

Propulsion System	has the meaning set out in Clause 2.2.

Propulsion Systems Manufacturer	means the manufacturer of the Propulsion Systems as set out in Clause 2.2.

Ready for Delivery	means the time when (i) the Acceptance Tests has been successfully completed and (ii) the Export Airworthiness Certificate has been issued.

Scheduled Delivery Month	has the meaning set out in Clause 9.1.

Seller’s Representatives	means the representatives of the Seller referred to in Clause 15.1.

Seller’s Representatives’
Services	means the services provided by the Seller to the Buyer and from the Buyer to the Seller pursuant to Clause 15.

Seller Service Life Policy	has the meaning set out in Clause 12.2.
Spare Parts	means the items of equipment and material which may be provided pursuant to Exhibit H.

Specification Change
Notice or SCN	means an agreement in writing between the Parties, initiated by the Buyer, to amend or customize the Technical Specification and/or the Standard Technical Specification pursuant to Clause 2.

Specification	means either (a) the Standard Specification if no SCNs are applicable or (b) if SCNs are issued, the Standard Specification as amended by all applicable SCNs.

Standard Specification	means the A 318-100 standard specification, document number P.000.01000 Issue 1 dated 8th October 1999, a copy of which has been annexed hereto as Exhibit A.

Supplier	has the meaning set out in Clause 12.3.1, sub-paragraph 1.

Supplier Product
Support Agreement	has the meaning set out in Clause 12.3.1, sub-paragraph 1.

Total Loss	has the meaning set out in Clause 10.5.

Type Certificate	has the meaning set out in Clause 7.1.

Warranted Part	has the meaning set out in Clause 12.1.

0.2	Clause headings and the Index are inserted for convenience of reference only and shall be ignored in the interpretation of this Agreement.

0.3	In this Agreement unless the context otherwise requires:

(a)	references to Clauses, Appendices and Exhibits are to be construed as references to the Clauses of, and Appendices, and Exhibits to this Agreement and references to this Agreement include its Schedules, Exhibits and Appendices; and

(b)	references to a person shall be construed as including, without limitation, references to an individual, firm, company, corporation, unincorporated body of persons and any state or agency of a state.

1	OBJECT

1.1	The Seller shall sell and deliver and the Buyer shall buy and take delivery of fifteen (15) A318-100 Aircraft (the “Firm Aircraft”) together with Spare Parts as required by the Buyer on the terms and conditions contained in this Agreement.

1.2	The Buyer also wishes to take up ten (10) options to buy additional A318-100 aircraft (the “Optional Aircraft”).

1.3	The Firm Aircraft and the Optional Aircraft are individually and collectively termed the Aircraft.

2	SPECIFICATION

2.1	Airframe Specification

2.1.1	Technical Specification

2.1.1.1	The Airframe shall be manufactured in accordance with the Standard Specification, as amended before the signing of this Agreement by the Specification Change Notices listed in Appendix A to Exhibit A.

2.1.1.2	Subject to the provisions of Clause 2.3, the Standard Specification can also be amended by the additional SCN and MSCN approved after signature of this Agreement.

2.1.1.3	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.1.2	Specification Change Notice (SCN)

2.1.2.1	The Specification and/or the Standard Specification may be customised or amended at the Buyer’s discretion by written agreement between the parties in a Specification Change Notice (SCN). Each Specification Change Notice shall be substantially in the form set out in Exhibit B and shall set out in detail the particular change to be made to the Specification and the effect, if any, of such change on design, performance, weight, delivery Schedule for the Aircraft, and on the text of the Specification. Said SCN may result in an adjustment of the Basic Price.

2.1.2.2	The possible effect of changes on the price of the Aircraft will normally be approved before signature of the SCN in question. However, to avoid any delay in the acceptance of key modifications, the effect of said changes on the Aircraft Basic Price may be given in the SCN as a maximum increase or minimum reduction in the Basic Price, the actual effect being decided downstream.

2.1.2.3	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.1.3	Development and MSCN Changes

2.1.3.1	The Standard Specification may also be revised by the Seller in order to incorporate development changes. Development changes are changes deemed necessary to improve the Aircraft, prevent delay or ensure compliance with this Agreement.

They will be the subject of regular technical presentations to the Buyer by the Seller, in the form of a “Modification Information Document” or a “Technical Notice”, to explain the reasons, specifically as regards the weight, centring or performance of the Aircraft, operational procedures, new requirements for interchangeability or the options for replacing parts or equipment, together with the objective of applicability on the Aircraft under this Agreement, and on other aircraft of the same family operated by the Buyer.

2.1.3.2	Said changes can be incorporated without the Buyer’s agreement if they do not increase the price and do not adversely affect the delivery schedule for the Aircraft, the weight, centring, performance of same, interchangeability requirements, operational procedures or options for replacing parts or equipment.

2.1.3.3	Otherwise, the Seller shall deliver a Manufacturer’s SCN (MSCN). The Seller shall inform the Buyer as soon as possible of any change made under this Clause by supplying the Buyer with the amended pages of the Standard Specification, with any consequences mentioned in Clause 2.1.3.1.

2.1.3.4	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.1.4	Specification Change Notices for Certification

The provisions relating to Specification Change Notices for certification are set out in Clauses 7.2. and 7.3.

2.1.5	Inconsistency

In the event of any inconsistency between the Specification and any other part of this Agreement, this Agreement shall prevail to the extent of such inconsistency.

2.2	Propulsion Systems

The Airframe shall be equipped with a set of two (2) CFM INTERNATIONAL CFM56-5B8/P engines, including their standard fittings, nacelles and thrust reversers (the “Propulsion Systems”).

2.3	Customisation Milestones Chart

Within a reasonable period following signature of the Agreement, the Seller shall provide the Buyer with a Customisation Milestones Chart setting out the minimum lead times prior to the Scheduled Delivery Month of the Aircraft, in order that a mutual agreement may be reached (execution of a SCN) in order to integrate into the Specification any items requested by the Buyer from the Specification Changes Catalogues made available by the Seller.

3	PRICES

3.1	Aircraft Basic Price

3.1.1	The Aircraft Basic Price is the sum of:

(i)	the basic price of the Airframe as defined in the Standard Technical Specification (excluding BFE), but fitted with the Propulsion System or:

USD [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(US [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT])

(ii)	the sum of the basic prices of all SCNs as chosen by the Buyer, either to the “Euro Concept” definition or to the “Metro Concept” definition given in Appendix 1 to Exhibit A, or:

USD [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(US [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT])

3.1.2	The Aircraft Basic Price has been established in accordance with the average economic conditions prevailing in December 1997, January 1998 and February 1998, equivalent to a theoretical delivery in January 1999 - (the “Basic Period”).

3.2	Final Price

The Final Price of each Aircraft shall be the sum of:

(i)	the Aircraft Basic Price as revised as at the Delivery Date in accordance with Clause 4; plus

(ii)	the aggregate of all increases or decreases to the Airframe Basic Price as agreed in any Specification Change Notice or part thereof applicable to the Airframe subsequent to the date of this Agreement as revised as at the Delivery Date in accordance with Clause 4, save in the case of delay for which the Buyer is responsible, in which case the Aircraft Basic Price shall be revised to the Delivery date of the Aircraft in question; plus

(iii)	any other amount due pursuant to this Agreement .

4.	PRICE REVISION

The Aircraft Basic Price is subject to revision in accordance with the Aircraft Price Revision Formula as set forth in Exhibit C.

5	PAYMENTS

5.1	Seller’s Account

The Buyer shall pay the Instalments, the Balance of Final Price and/or any other amount due by the Buyer to the Seller, to the Seller’s account No. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] with:

BANQUE PARIBAS

22 rue de Metz

31000 TOULOUSE

FRANCE

or to such other account as may be designated by the Seller.

5.2	Commitment Fee

An amount equal to the initial commitment fee of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] US Dollars (US$ [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]) per Firm Aircraft already paid by the Buyer to the Seller on 28th April 1999, prior to the date of this Agreement, shall be deducted from the first Instalment due under this Agreement.

5.3	Instalments

5.3.1	The Buyer shall pay Instalments to the Seller calculated on the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] price of each Aircraft.

5.3.2	Said Instalments shall be made in accordance with the following schedule:

Due date for Instalments	Percentage of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Price

Upon signature of this Agreement	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

On the first day of each of the following months prior to the Scheduled Delivery Month

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

____________________________ Total Payment prior to Delivery	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5.4	Balance of Final Price

5.4.1	The Balance of Final Price payable by the Buyer to the Seller on the Delivery Date shall be the Final Price less the Instalments received by the Seller on or before the Delivery Date.

5.4.2	Upon receipt of the Seller’s invoice, and immediately prior to Delivery, the Buyer shall pay to the Seller the Balance of Final Price.

5.5	Other Charges

Unless expressly stipulated otherwise, any other charges due under this Agreement other than those set out in Clauses 5.2, 5.3 and 5.4 shall be paid by the Buyer at the same time as payment of the Balance of Final Price or, if invoiced after the Delivery Date, within [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after the invoice date.

5.6	Method of Payment

5.6.1	All payments provided for in this Agreement shall be made in United States Dollars (USD), unless the Parties specifically agree otherwise.

5.6.2	All payments due to the Seller hereunder shall be made in full, without deduction or of any kind, specifically withholding tax. Consequently, the Buyer shall procure that the sums received by the Seller under this Agreement shall be equal to the full amounts due to the Seller hereunder, without deduction or withholding on account of and free from any and all taxes, levies, imposts, dues or charges of whatever nature. If the Buyer is compelled by law to make any such deduction or withholding the Buyer shall pay such additional amounts as may be necessary in order that the net amount received by the Seller after such deduction or withholding shall be equal to the amounts which would have been received in the absence of such deduction or withholding and pay to the relevant taxation or other authorities within the period for payment permitted by applicable law, the full amount of the deduction or withholding.

5.7	Default Interest

If	any payment due to the Seller under this Agreement including but not limited to any Instalment, commitment fee, option fees for the Aircraft as well as any payment due to the Seller for any spare parts, data, documents, training and services, is not received on the due date, without prejudice to the Seller’s other rights under this Agreement and at law, the Seller shall be entitled to interest for late payment calculated on the amount due from and including the due date of payment up to and including the date when the payment is received by the Seller at a rate equal to the London Interbank Offered Rate (LIBOR) for [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months deposits in US Dollars (as published in the Financial Times on the due date) plus (i) [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

All such interest shall be compounded monthly and calculated on the basis of the actual number of days elapsed in the month assuming a [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] day month and a three hundred and sixty (360) day year.

USD LIBOR :

Means, in respect of any period during which any unpaid sum remains outstanding :

(i)	the arithmetic mean of the rates for six (6) month Dollar deposits which appears on the Reuters Screen LIBOR page at or about 11 :00 am London time two (2) banking Days prior to the first day of the period during which any unpaid sum remains outstanding or, if such rates or the Reuters Screen are unavailable on such date then,

(ii)	The rate per annum for USD deposits for six (6) months as published by the British Bankers’ Association two Business Days prior to the first day of the period during which any unpaid sum remains outstanding, or, if such this is not available on this date then, the equivalent rate published by the British Bankers’ Association as the rate of substitution on this date, or, if said rate is not available on said date then,

(iii)	the rate offered in the London Interbank Market for six (6) month Dollar deposits as published by the British Bankers’ Association at or about 11 :00 a.m .London Time two (2) banking days prior to the first day of the period during which any unpaid sum remains outstanding as the rate appears on page 3750 of the telerate screen or of any other service variously designated by the British Bankers’ Association as the medium of the London Interbank offered rates or, if this rate or the Telerate screen or such medium is unavailable on said date then,

(iv)	the arithmetic mean of the rates per annum (as quoted to Seller and notified to Buyer) at which each of the following Banks (Bank of Tokyo-Mitsubishi; Barclays Bank plc; Citibank N.A; Commerzbank) was offering deposits (in an amount comparable to the amount of the unpaid sum) in Dollars to leading banks in the London Interbank market for six (6) month periods at or about 11 :00 am on the second business day prior to the first day of the period during which any unpaid sum remains outstanding.

5.8	Taxes

5.8.1	The amounts stated in this Agreement to be payable by the Buyer are exclusive of value added tax (“VAT”) and accordingly the Buyer shall pay said VAT to the Seller if the latter is legally obligated to pay same.

5.8.2	The Seller shall pay all other taxes, duties or similar charges of any nature whatsoever levied, assessed, charged or collected for or in connection with the manufacture, production, assembly, sale, supply or delivery under this Agreement of any of the Aircraft, services, training and data delivered or furnished hereunder, it being understood that the taxes, duties or charges due under this Article and relating to the goods supplied by the Seller shall be the responsibility of the Buyer.

5.8.3	The Buyer shall bear the costs of and pay any and all taxes, duties or similar charges of any nature whatsoever not assumed by the Seller under Clause 5.8.2 including but not limited to any duties or taxes due upon or in relation to the importing or registration of the Aircraft in the Buyer’s country and/or any withholdings or deductions levied or required in the Buyer’s country in respect of the payment to the Seller of any amount due by the Buyer hereunder.

6	MANUFACTURING PROCEDURE – INSPECTION

6.1.	Manufacturing Procedure

The Airframe shall be manufactured and inspected in accordance with the powers delegated by the [French] Civil Aviation Authority to the Seller under its Production Organisation Approval (POA) in accordance with JAR 21G.

6.2	Inspection

6.2.1	Subject to providing the Seller with certificates evidencing compliance with the insurance requirements set forth in Clause 19, the Buyer or its duly authorised representatives (the “Buyer’s Inspector(s)”) shall be entitled to inspect the manufacture of the Aircraft and all materials and parts obtained by the Seller for same on the following terms and conditions;

(i)	any inspection shall be made according to a procedure to be agreed upon with the Buyer but shall be conducted pursuant to the Seller’s own system of inspection as developed under the supervision of the relevant Aviation Authority;

(ii)	the Buyer’s Inspector(s) shall have access to such relevant technical data as is reasonably necessary for the purpose of the inspection;

(iii)	any inspection and any related discussions with the Seller and other relevant personnel by the Buyer’s Inspector(s) shall be conducted at reasonable times during business hours and shall take place in the presence of the Seller’s inspection department personnel;

(iv)	the inspections shall be performed in a manner not to delay or hinder unduly the manufacture or assembly of the Aircraft or the performance of this Agreement by the Seller or any other work in progress at the Manufacture Facilities.

6.2.2	Inspection Sites

The Buyer’s Inspector(s) shall be entitled to conduct any such inspection at the Seller’s relevant Manufacturing Facilities or those of its Members and where possible at Sub-Contractors’ Manufacturing Facilities, provided that if access to any part of the Manufacture Facilities where the Airframe manufacture is in progress or materials or parts are stored is restricted for security or confidentiality reasons, the Seller shall be allowed reasonable time to make the relevant items available elsewhere.

6.3	Services to be provided by the Seller to the Buyer’s Inspector(s)

For the purpose of the inspections, and commencing with the date of this Agreement until the Delivery Date, the Seller shall furnish without additional charge suitable space and office equipment in or conveniently located with respect to the Delivery Location for the use of a reasonable number of Buyer’s Inspector(s).

The minimum service to be offered by the Seller shall include a specific area with a direct dial telephone line and access to a fax close to said area.

7	CERTIFICATION

7.1	Type Certification

The Aircraft will be type certified under Joint Aviation Authorities (JAA) procedures for joint certification in the transport category. The Seller shall obtain the relevant type certificate (the “Type Certificate”) in accordance with the regulations laid down by the JAA team based on JAR 25 to allow issue of the Export Airworthiness Certificate The A318, as it is a derivative of the A320 family, will be covered by the A320 family Type Certificate (Certificate No. 180).

7.2	Export Airworthiness Certificate

7.2.1	Aircraft shall be delivered to the Buyer with an Airworthiness Certificate issued by the [German] Civil Aviation Authority, which will enable the Buyer to obtain the individual Airworthiness Certificate from the French Civil Aviation Authority.

7.2.2	If, any time before the date on which the Aircraft is Ready for Delivery, any law or regulation is enacted, promulgated, becomes effective and/or an interpretation of any law or regulation is issued which requires any change to the Specification for the purposes of obtaining the Export Airworthiness Certificate (a “Change in Law”), the Seller shall make the required variation or modification and the parties hereto shall sign a Specification Change Notice which specifies the effects, if any, upon the guaranteed performances, weights, interchangeability, time of Delivery, price of the Aircraft and text of the Specification.

7.2.3	The Seller shall as far as practicable take into account the information available to it concerning any proposed law, regulation or interpretation which could become a Change in Law in order to minimise the costs of changes to the Specification as a result of such proposed law, regulation or interpretation becoming effective prior to the Aircraft being Ready for Delivery.

7.3	Costs of SCNs or MSCNs for Certification

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

7.4	Approval of the Export Airworthiness Certificate

The Seller shall ensure the Buyer can obtain approval of the Export Airworthiness Certificate from the Aviation Authority in the Buyer’s country. The Seller shall also provide the Buyer with a Certificate stating that the Aircraft is not registered in Germany.

8	BUYER’S TECHNICAL ACCEPTANCE

8.1	Acceptance Tests

8.1.1	Prior to Delivery the Aircraft shall undergo Acceptance Tests to a programme proposed by the Seller (the “Acceptance Tests”) and approved by the Buyer. The Seller shall send the Buyer the technical documentation listed at Exhibit I and the Documentation and Technical Data which shall be transferred with the Aircraft shall be an integral part of the Acceptance Tests The certificate stating that the Aircraft is not registered in Germany shall be part of the delivery documentation. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

8.1.2	The Acceptance Tests shall:

(i)	commence on a date notified by the Seller to the Buyer with no less than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] notice;

(ii)	take place at the Delivery Location;

(iii)	be carried out by the personnel of the Seller;

(iv)	include a technical acceptance flight which shall not exceed a period of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

8.2	Technical Acceptance

8.2.1	The Buyer shall be entitled to elect to attend the Acceptance Tests.

8.2.2	If the Buyer elects to attend the Acceptance Tests, the Buyer;

(i)	shall co-operate in complying with the reasonable requirements of the Seller with the intention of completing the Acceptance Tests [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

(ii)	may have a maximum of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the Buyer’s representatives on a technical acceptance flight, with no more [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] such representatives having access to the cockpit at any one time. During said flight the Buyer’s representatives shall comply with the instructions of the Seller’s representatives.

8.2.3	If the Buyer does not attend and/or fails to co-operate in the Acceptance Tests, the Seller shall be entitled to complete the Acceptance Tests and the Buyer shall be deemed to have accepted the Acceptance Tests as satisfactory in all respects.

8.3	Certificate of Acceptance

Upon successful completion of the Acceptance Tests, after the Seller has obtained and issued the Export Airworthiness Certificate, the Buyer shall, on or before the Delivery Date, sign and deliver to the Seller a certificate of acceptance in respect of the Aircraft in the form of Exhibit D (the “Certificate of Acceptance”).

8.4	Aircraft Utilisation

8.4.1	The Seller shall, without payment or other liability toward the Buyer, be entitled to use the Aircraft prior to Delivery for such flight trials as may be necessary to obtain the Export Airworthiness Certificates for each Aircraft under the Agreement, and such use shall not prejudice the Buyer’s obligation to accept Delivery of the Aircraft hereunder.

8.4.2	Any use of the Aircraft other than as laid down in Clause 8.4.1 shall be the subject of specific negotiation between the Seller and the Buyer.

8.4.3	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

9	DELIVERY

9.1	Delivery Schedule

9.1.1	Subject to Clauses 2, 7, 8, 10 and 18, the Seller shall have the Aircraft Ready for Delivery at the Delivery Location within the following months:

Aircraft N° 1	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Aircraft N° 2
Aircraft N° 3
Aircraft N° 4
Aircraft N° 5
Aircraft N° 6
Aircraft N° 7
Aircraft N° 8
Aircraft N° 9
Aircraft N° 10
Aircraft N° 11
Aircraft N° 12
Aircraft N° 13
Aircraft N° 14
Aircraft N° 15

Each of such months shall be, with respect to the corresponding Aircraft, the “Delivery Date”.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

9.1.2	Approximately [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] before the Delivery Date, the Seller shall give the Buyer a planned delivery schedule.

9.1.3	The Seller shall give the Buyer at least [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] prior written notice of the anticipated date on which the Aircraft shall be Ready for Delivery (the “Contractual Delivery Date”).

9.2	Delivery

9.2.1	The Buyer shall send its representatives to the Delivery Location to take Delivery of, and collect, the Aircraft within [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the date on which the Aircraft is Ready for Delivery and shall pay the Balance of the Final Price on or before the Delivery Date.

9.2.2	The Seller shall deliver and transfer title to the Aircraft free and clear of all encumbrances to the Buyer provided that the Balance of the Final Price has been paid by the Buyer pursuant to Clause 5.4 and that the Certificate of Acceptance has been signed and delivered to the Seller pursuant to Clause 8.3. The Seller shall provide the Buyer with a bill of sale in the form of Exhibit E (the “Bill of Sale”) and/or such other documentation confirming transfer of title and receipt of the Final Price as may reasonably be requested by the Buyer. Title to, property in and risk of loss of or damage to the Aircraft shall be transferred to the Buyer on Delivery.

9.2.3	If, when an Aircraft is ready to be Delivered and delivery has been proposed to the Buyer according to the provisions of the Contract, the Buyer fails to:

(i)	deliver the signed Certificate of Acceptance to the Seller within the delivery period as defined in Clause 9.2.1; or

(ii)	pay the Balance of the Final Price for the Aircraft to the Seller within the above defined period then the Buyer shall be deemed to have rejected delivery of the Aircraft without reason when duly tendered to it hereunder. In addition to Clause 5.7 and the Seller’s other rights under this Agreement, the Seller shall retain title to the Aircraft but the Buyer shall thereafter bear all risk of loss of or damage to the Aircraft and shall indemnify and hold the Seller harmless against any and all costs (including but not limited to any parking, storage, and insurance costs) and consequences resulting from such failure, it being understood that the Seller shall be under no duty to store, park, insure, or otherwise protect the Aircraft.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

9.3	Fly Away

All expenses of, or connected with, flying the Aircraft from the Delivery Location after Delivery shall be borne by the Buyer

10	EXCUSABLE DELAY

10.1	The Buyer acknowledges that the Aircraft (is) (are) to be manufactured by Seller in performance of this Agreement and that the Scheduled Delivery Month (s) (is) (are) based on the assumption that there shall be no delay due to causes beyond the control of the Seller. Accordingly, Seller shall not be responsible for any delay in the Delivery of the Aircraft or delay or interruption in the performance of the other obligations of the Seller hereunder due to causes beyond its control, and not occasioned by its fault or negligence including [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. Any delay or interruption resulting from any of the foregoing causes is referred to as an “Excusable Delay”.

10.2	If an Excusable Delay occurs:

(i)	the Seller shall notify the Buyer of such Excusable Delay as soon as practicable after becoming aware of the same, prove said delay and, at the same time, determine the causes and assess the probable effects on deliveries

(ii)	the Seller shall try to limit such Excusable Delay and reduce the resulting consequences for the Buyer

(iii)	the Seller shall not be liable for any direct or indirect damages arising from or in connection with such Excusable Delay suffered or incurred by the Buyer;

(iv)	the Seller shall not be deemed to be in default in the performance of its obligations hereunder as a result of such Excusable Delay; and

(v)	the Seller shall as soon as practicable after the removal of the cause of the delay resume performance of its obligations under this Agreement and in particular shall notify to the Buyer the revised Scheduled Delivery Month.

(vi)	after the Seller has informed the Buyer of the new Scheduled Delivery Month, the Instalments due in accordance with the schedule shown in Clause 5.3.2 shall be paid based on same.

10.3	Renegotiation

If an Excusable Delay in Delivery exceeds [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] beyond the last day of the Scheduled Delivery Month, the Buyer shall be entitled to demand, by written notification to the Seller, a renegotiation of the Scheduled Delivery Month for the Aircraft in question. Said notification shall be no earlier than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and no later than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after expiry of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] following the last day of the Scheduled Delivery Month.

10.4	Termination on Excusable Delay

10.4.1	If the Delivery of any Aircraft is delayed as a result of an Excusable Delay for a period of more than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after the last day of the Scheduled Delivery Month then either party may terminate this Agreement with respect to the Aircraft so affected by giving written notice to the other party within [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after the expiry of such [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] period provided that the Buyer shall not be entitled to terminate this Agreement pursuant to this Clause if the Excusable Delay results from a cause within its control.

10.4.2	If at any time the Seller concludes that the Delivery of any Aircraft shall be delayed for more than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after the last day of the Scheduled Delivery Month due to an Excusable Delay and as a result thereof reschedules Delivery of such Aircraft to a date or month reflecting such delay then the Seller shall promptly notify the Buyer in writing to this effect and shall include in such notification the new Scheduled Delivery Month. Either party may thereupon terminate this Agreement with respect to such Aircraft by giving written notice to the other party within [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after receipt by the Buyer of the notice of anticipated delay.

10.4.3	If this Agreement shall not have been terminated with respect to the delayed Aircraft during the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] period referred to in either Clause 10.4.1 or 10.4.2 above, then the Seller shall be entitled to reschedule Delivery and the new Scheduled Delivery Month shall be notified to the Buyer and shall be binding on the parties.

10.5	Total Loss, Destruction or Damage

10.5.1	10.5.1 If prior to Delivery, any Aircraft is lost or destroyed or in the reasonable opinion of the Seller is damaged beyond repair (“Total Loss”), due to any of the causes defined in Clause 10.1, the Seller shall notify the Buyer of said event immediately.

The Seller shall inform the Buyer in writing as soon as possible of the date closest to the initial Scheduled Delivery Month on which, consistent with the Seller’s other commitments and production capabilities, a replacement Aircraft can be delivered to the Buyer, or, if a damaged Aircraft can be restored to an as new state by replacing parts, the month in which the repaired Aircraft can be delivered. The Scheduled Delivery Month shall be slipped to take into account the date shown in the Seller’s notice, provided however that, if the new Scheduled Delivery Month is more than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after the last day of the original Scheduled Delivery Month, this Agreement may be legally terminated by the Buyer as regards the Aircraft in question within [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of receipt of the Seller’s notice, or the new Scheduled Delivery Month shall be deemed accepted by the Buyer. ;:

10.5.2	If this Agreement has not been terminated as regards the Aircraft in question, the Parties shall execute an amendment to said Agreement changing the Scheduled Delivery Month.

10.5.3	It is hereby understood that nothing shall require the Seller to manufacture and deliver a replacement aircraft if said manufacture would require the reactivation of its production line for the type of aircraft in question.

10.6	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

10.7	Effect of Termination

10.7.1	Any termination under Clause 10.4 or 10.5.1 shall discharge the Parties from all obligations for the Aircraft in question, and the undelivered equipment, data and other services associated thereto.

10.7.2	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

10.7.3	Under no circumstances shall the Buyer have any obligations for an Excusable Delay, other than those laid down in this Clause 10.

11	NON-EXCUSABLE DELAY

11.1	Liquidated Damages

Should any of the Aircraft not be Ready for Delivery to the Buyer, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

and said delay (a “Non-Excusable Delay”) is attributable neither to an Excusable Delay nor to a Total Loss whose cause is no fault of the Seller’s, and not occasioned by its fault or negligence, the Buyer shall be legally entitled to claim, and the Seller shall pay the Buyer hereunder, at the latter’s request formulated no later than immediately following delivery of the Aircraft, or, if the Aircraft has been canceled under Clause 11.4, at the time of cancellation, liquidated damages as follows, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

11.1.1	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

11.1.2	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

11.1.3	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

11.1.4	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

11.1.5	The amount of liquidated damages shall under no circumstances exceed [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] US Dollars (US [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]) for each Aircraft concerned.

11.1.6	The amount of liquidated damages shown in said Clause 11.1 will be re-assessed in

January 2004 to take into account changes in economic conditions between the date of signature of this Agreement and January 2004. Said re-assessment shall occur but once only, and shall use the Aircraft Price Revision Formula shown at Exhibit C to this Agreement.

11.2	As soon as it becomes aware of an instance of Non-Excusable Delay, the Seller shall inform the Buyer of this and assess the probable effects of said delay on Delivery.

The Seller shall try to limit said delay and mitigate the resultant consequences, including proposing a replacement aircraft in the event of Total Loss.

After the Seller has informed the Buyer of the new Scheduled Delivery Month, Instalments due according to the schedule in Clause 5.3.2 shall be paid based on an Instalment schedule corresponding to the new Scheduled Delivery Month. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

11.3	Re-negotiation

If, as a result of Non-Excusable Delay, Delivery does not occur in the period falling [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after the Delivery Period, the Buyer shall have the right exercisable by written notice to the Seller given not less than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] nor more than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after the expiration of the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] falling after the Delivery Period to require from the Seller a re-negotiation of the Scheduled Delivery Month for the affected Aircraft. Unless otherwise agreed between the Seller and the Buyer during such re-negotiation, the said re-negotiation shall not prejudice the Buyer’s right to receive liquidated damages in accordance with Clause 11.1 during the period of Non-Excusable Delay.

11.4	Termination

11.4.1	If, as a result of Non-Excusable Delay, Delivery does not occur in the period falling [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after the Delivery Period and the parties have not renegotiated the Delivery Date pursuant to Clause 11.3, the Buyer shall have the right to terminate this Agreement in respect of the affected Aircraft, together with Spares ordered for same, after written notice to the Seller no later than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after expiry of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. In this case, the Seller shall repay to the Buyer the Instalments received from the Buyer hereunder and shall pay to the Buyer any amounts due pursuant to Clause 11.1.

11.4.2	If, as a result of Non-Excusable Delay, Delivery does not occur in the period falling [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after the Delivery Period, said delay resulting from an accumulation of Excusable and Non-Excusable Delays, either party may cancel the Agreement for the Aircraft in question, by written notice addressed to the other Party no later than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after the end of said [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] period.

11.4.3	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

11.5	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

11.6	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

11.7	Limitation to Liquidated Damages

The Buyer and the Seller hereby agree that sums due pursuant to Clause 11.1 shall be deemed liquidated damages, qualifying under Clauses 1152 and 1226 of the French Civil Code and have been calculated to compensate the Buyer for damage and losses of any kind resulting from a Non-Excusable Delay.

11.8	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

12	WARRANTIES AND SERVICE LIFE POLICY

This Clause covers the terms and conditions of the warranty and service life policy.

12.1	Standard Warranty

12.1.1	Nature of Warranty

Subject to the conditions and limitations as hereinafter provided for and except as provided for in Clause 12.1.2, the Seller warrants to the Buyer that each Aircraft and all Warranted Parts as defined hereinafter shall at Delivery to the Buyer:

(i)	be free from defects in material;

(ii)	be free from defects in workmanship, including, but not limited to, manufacturing processes;

(iii)	be free from defects in design (including, but not limited to, selection of materials) having regard to the state of the art at the date of such design; and

(iv)	be free from defects arising from failure to conform to the Specification, except to those portions of the Specification relating to performance or where it is expressly stated that they are estimates, approximations or design objectives.

For the purpose of this Agreement the term “Warranted Part” shall mean any Seller proprietary component, equipment, accessory or part as installed on an Aircraft at Delivery of such Aircraft and

(a)	which is manufactured to the detailed design of the Seller or a subcontractor of the Seller and

(b)	which bears a part number of the Seller at the time of such delivery.

12.1.2	Exclusions

The warranties set forth in Clause 12.1.1 shall not apply to Buyer Furnished Equipment, nor to the Propulsion Systems, nor to any component, equipment, accessory or part purchased by the Seller that is not a Warranted Part except that:

(i)	any defect in the Seller’s workmanship incorporated in the installation of such items in the Aircraft, including any failure by the Seller to conform to the installation instructions of the manufacturer of such item that invalidates any applicable warranty from such manufacturer, shall constitute a defect in workmanship for the purpose of this Clause and be covered by the warranty set forth in sub-Clause 12.1.1 (ii); and

(ii)	any defect inherent in the Seller’s design of the installation, in view of the state of the art at the date of such design, which impair the use of such item shall constitute a defect in design for the purpose of this Clause and be covered by the warranty set forth in sub-Clause 12.1.1 (iii).

12.1.3	Warranty Period

The warranties contained in Clauses 12.1.1 and 12.1.2 shall be limited to those defects which become apparent within [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] following Delivery of the affected Aircraft (“Warranty Period”) [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

12.1.4	Buyer’s Remedy and Seller’s Obligation

12.1.4.1	The Buyer’s remedy and the Seller’s obligation and liability under Clauses 12.1.1 and 12.1.2 are limited to the repair, replacement or correction of any Warranted Part which is defective or to the supply of modification kits rectifying the defect, at the Seller’s expense and discretion.

The Seller may equally at its discretion credit the Buyer with an amount equal to the price at which the Buyer is entitled to purchase a replacement for the defective Warranted Part.

12.1.4.2	In the event of a defect covered by sub-Clauses 12.1.1 (iii), 12.1.1 (iv) and 12.1.2 (ii) becoming apparent within the Warranty Period and the Seller being obliged to correct such defect, the Seller shall also, if so requested by the Buyer, make such correction in any Aircraft which has not yet been delivered to the Buyer; provided, however,

(i)	that the Seller shall not be responsible nor deemed to be in default on account of any delay in delivery of any Aircraft or otherwise, in respect of the performance of this Agreement due to the Seller’s undertaking to make such correction and provided further

(ii)	that, rather than accept a delay in the delivery of any such Aircraft, the Buyer and the Seller may agree to deliver such Aircraft with subsequent correction of the defect by the Buyer at the Seller’s expense, or the Buyer may elect to accept delivery and thereafter file a warranty claim as though the defect had become apparent immediately after Delivery of such Aircraft.

12.1.4.3	In addition to the remedies set forth in Clauses 12.1.4.1 and 12.1.4.2, the Seller shall reimburse the direct labor costs spent by the Buyer in performing inspections of the Aircraft to determine whether or not a defect exists in any Warranted Part within the Warranty Period or until the corrective technical solution removing the need for the inspection is provided by the Seller.

The above commitment is subject to the following conditions:

(i)	said inspections are recommended by a Seller Service Bulletin to be performed within the Warranty Period;

(ii)	the inspection is performed outside of a scheduled maintenance check as recommended by the Seller’s Maintenance Planning Document;

(iii)	the reimbursement shall not apply for any inspections performed as an alternative to accomplishing corrective action when such corrective action has been made available to the Buyer and such corrective action could have reasonably been accomplished by the Buyer at the time such inspections are performed or earlier,

(iv)	the labor rate to be used for the reimbursement shall be that defined in Clause 12.1.7, and

(v)	the manhours used to determine such reimbursement shall not exceed the Seller’s estimate of the manhours required by the Buyer for such inspections.

12.1.5	Warranty Claim Requirements

Each Buyer’s warranty claim (“Warranty Claim”) shall be considered by the Seller only if the following conditions are first fulfilled:

(i)	the defect having become apparent within the Warranty Period;

(ii)	the Buyer having submitted to the Seller proof reasonably satisfactory to the Seller that the claimed defect is due to a matter embraced within this Clause 12.1, and that such defect has not resulted from any act or omission of the Buyer, including but not limited to, any failure to operate and maintain the affected Aircraft or part thereof in accordance with the standards set forth or any matter covered in Clause 12.1.10;

(iii)	the Buyer having returned as soon as practicable the Warranted Part claimed to be defective to the repair facilities as may be designated by the Seller, except when the Buyer elects to repair a defective Warranted Part in accordance with the provisions of Clause 12.1.7;

(iv)	the Seller having received a Warranty Claim as set forth in Clause 12.1.6.

12.1.6	Warranty Administration

The warranties set forth in Clause 12.1 shall be administered as hereinafter provided for:

(i)	Claim Determination

Warranty Claim determination by the Seller shall be reasonably based upon the claim details, reports from the Seller’s local representative, historical data logs, inspection, tests, findings during repair, defect analysis and other suitable documents;

The Seller shall inform the Buyer of its determination of said Warranty Claim within [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of its receipt. In the absence of any response from the Seller within this period, the defect shall be deemed accepted by the Buyer. Any necessary credit shall be given within a maximum of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] following the Seller’s response.

(ii)	Transportation Costs

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(iii)	Return of an Aircraft

In the event of the Buyer desiring to return an Aircraft to the Seller for consideration of a Warranty Claim, the Buyer shall notify the Seller of its intention to do so and the Seller shall, prior to such return, have the right to inspect such Aircraft and thereafter, without prejudice to its rights hereunder, to repair such Aircraft, at its sole option, either at the Buyer’s facilities or at another place acceptable to both Parties. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(iv)	Aircraft Repairs by the Seller

If a defect requires the Seller to dispatch a working team to repair or correct such defect , or the Seller accepts the return of an Aircraft to perform or have performed said repairs or corrections, then all disbursements other than the direct costs of same shall be borne by the Buyer. Any dismantling or re-assembly of the Aircraft or a Part, as well as any installation, inspection and trials which are not covered by Clause 12.1.7 (v) below shall be borne by the Buyer; [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(v)	Warranty Claim Substantiation

In connection with each claim by the Buyer made under this Clause 12.1, the Buyer shall file a Warranty Claim within [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after such defect became apparent. The Warranty Claim must contain at least the following data:

a) description of defect and action taken, if any,

b) date of incident and/or removal date,

c) description of the defective part,

d) part number,

e) serial number (if applicable),

f) position on Aircraft,

g) total flying hours or calendar time, as applicable at the date of defect appearance,

h) time since last inspection at the date of defect appearance, if available

i) manufacturer’s serial number (“Manufacturer’s Serial Number”) of the Aircraft and/or its registration,

j) Aircraft total flying hours and/or number of landings at the date of defect appearance,

k) Warranty Claim number,

l) date of Warranty Claim,

m) delivery date of Aircraft or part to the Buyer,

Warranty Claims are to be addressed as follows:

AIRBUS INDUSTRIE

CUSTOMER SERVICES DIRECTORATE

WARRANTY ADMINISTRATION

Rond-Point Maurice Bellonte

B.P. 33

31707 BLAGNAC CEDEX

FRANCE

(vi)	Replacements

Replacements pursuant to a Warranty Claim shall be made as rapidly as possible, which shall be either the mean repair time or the delivery time defined in the Seller’s Spare Parts price list, whichever is the shorter. Replaced components, equipment, accessories or parts shall become the property of the Seller. .

(vii)	Seller’s Rejection

The Seller shall provide reasonable written substantiation in case of rejection of a Warranty Claim. In such event the Buyer [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(viii)	Seller’s Inspection

The Seller shall have the right to inspect the affected Aircraft and documents and other records relating thereto in the event of any Warranty Claim lodged hereunder.

(ix)	Time to Repair

All repair time shall be agreed by the Buyer’s and Seller’s specialists during the Initial Provisioning period and shall be based on the principle that repair times for Aircraft and parts affecting the ex works reliability of the Aircraft shall be very short.

During the warranty period set out hereunder, the Seller warrants that, for Aircraft Spares, the maximum repair time shall be that given in the “ Proprietary Parts Repair Guide” document.

The Buyer shall be liable for payment of the standard repair charges for a defective part repaired and replaced pursuant to the provisions of this warranty, if subsequently the Seller refuses to reimburse same based on the agreed terms of said guarantee.

12.1.7	In-house Warranty

(i)	Seller’s Authorization

The Seller hereby authorizes the Buyer to perform the repair of Warranted Parts (“In-house Warranty”) subject to the terms of this Clause 12.1.7.

(ii)	Conditions for Seller’s Authorization

The Buyer shall be entitled to repair such Warranted Parts:

-	if it has adequate facilities and qualified staff;

-	in accordance with the Seller’s written instructions set out in documents such as the Aircraft Maintenance Manual, the Manufacturer’s Component Maintenance Manual, the Component Maintenance Manual, and the Structural Repair Manual;

-	as instructed by the Seller or, in the absence of such instructions, as is reasonably necessary to correct the fault, in accordance with the standards set out at Paragraph 12.1.10 below.

(iii)	Seller’s Rights

The Seller shall have the right to have any Warranted Part, or any part removed therefrom, claimed to be defective, returned to the Seller, as set forth in sub-Clause 12.1.6 (ii) if, in the judgment of the Seller, the nature of the defect requires technical investigation. The Seller shall further have the right to have a representative present during the disassembly, inspection and testing of any Warranted Part claimed to be defective.

(iv)	Inhouse Warranty Claim Substantiation

Claims for Inhouse Warranty credit shall contain the same information as that required for Warranty Claims under sub-Clause 12.1.6 (v) and in addition shall include:

a) a report of technical findings with respect to the defect,

b) for parts required to remedy the defect:

- part numbers,

- serial numbers (if applicable),

- parts description,

- quantity of parts,

- unit price of parts,

- related Seller’s or third party’s invoices (if applicable),

- total price of parts,

c) detailed number of labor hours,

d) Inhouse Warranty Labor Rate,

e) total claim value.

(v)	Credit

The Buyer’s account shall be credited with an amount equal to the mutually agreed direct labor costs plus the direct costs of materials incorporated in said repair.

-	For the determination of direct labor costs only manhours spent on [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. Any manhours required for maintenance work concurrently being carried out on the Aircraft or Warranted Part as well as for removal and installation of the Warranted Part are not included.

-	The manhours permissible above shall be multiplied by an agreed labor rate of US Dollars (US $ ), e.c. , (“Inhouse Warranty Labor Rate”) and representing the Buyer’s composite labor rate meaning the average hourly rate (excluding all fringe benefits, premium time allowances, social charges, business taxes and the like) paid to the Buyer’s employees whose jobs are directly related to the performance of the repair.

-	Direct material costs are determined by the prices at which the Buyer acquired such material, excluding any parts and materials used for standard maintenance and as may be furnished by the Seller at no charge.

(vi)	Limitation

The Buyer shall in no event be credited for repair costs (including labor and material) in excess of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the current catalogue price for a replacement of the defective Warranted Part, unless specifically approved by the Seller

(vii)	Scrapped Material

The Buyer shall retain any defective Warranted Part beyond economic repair and any defective part removed from a Warranted Part during repair for a period of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after submission of a claim for Inhouse Warranty credit relating thereto, whichever is longer. Such parts shall be returned to the Seller [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of receipt of the Seller’s request to that effect.

Notwithstanding the foregoing, the Buyer may scrap any such defective parts which are beyond economic repair and not required for technical evaluation locally with the agreement of the Seller’s local representative. Scrapped Warranted Parts shall be evidenced by a record of scrapped material certified by an authorized representative of the Buyer.

12.1.8	Standard Warranty Transferability

The warranties provided for in this Clause 12.1 for any Warranted Part shall accrue to the benefit of any airline in revenue service, other than the Buyer, if the Warranted Part enters into the possession of any such airline as a result of a pooling or leasing agreement between such airlines and the Buyer, in accordance with the terms and subject to the limitations and exclusions of the foregoing warranties, and to the extent permitted by any applicable law or regulations.

12.1.9	Warranty for Corrected, Replaced or Repaired Warranted Parts

Whenever any Warranted Part which contains a defect for which the Seller is liable under Clause 12.1 has been corrected, replaced or repaired pursuant to the terms of this Clause 12.1, the period of the Seller’s warranty with respect to such corrected, replaced or repaired Warranted Part whichever may be the case, shall be the remaining portion of the original warranty.

12.1.10	Accepted Industry Standard Practices - Normal Wear and Tear

The Buyer’s rights under this Clause 12.1 are subject to the Aircraft and each component, equipment, accessory and part thereof being maintained, overhauled, repaired, and operated in accordance with accepted industry standard practices, all technical documentation and any other instructions issued by the Seller and the Suppliers and the Propulsion Systems Manufacturer and all applicable rules, regulations and directives of relevant Aviation Authorities.

The Seller’s liability under this Clause 12.1 shall not extend to normal wear and tear nor to:

(i)	any Aircraft or component, equipment, accessory or part thereof which has been repaired, altered or modified after Delivery except by the Seller or in a manner approved by the Seller;

(ii)	any Aircraft or component, equipment, accessory or part thereof which has been operated in a damaged state;

(iii)	any component, equipment, accessory and part from which the trademark, name, part or serial number or other identification marks have been removed;

unless in any of these cases (save the case covered at sub-clause (iii) above), the Buyer adduces evidence to the Seller that the defect does not result from or has not been created by one or more of the aforementioned causes.

12.2	Seller Service Life Policy

12.2.1	In addition to the warranties set forth in Clause 12.1, the Seller further agrees that should any item listed in Exhibit “F” (“Item”) sustain any breakage or defect which can reasonably be expected to occur on a fleetwide basis, and which materially impairs the reliability or safety of the Item (“Failure”), and subject to the general conditions and limitations set forth in Clause 12.2.4, then the provisions of this Clause 12.2 (“Seller Service Life Policy”) shall apply.

12.2.2	Periods and Seller’s Undertakings

The Seller agrees that if a Failure occurs in an Item r within [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after the Delivery of said Aircraft to the Buyer, it shall at its own discretion and as promptly as practicable and with the Seller’s financial participation as hereinafter provided either:

-	correct the Failed Item and deliver the spares necessary for this correction (including parts designed by the Seller but excluding standard industrial parts and products);

-	replace said Item.

12.2.3	Seller’s Participation in the Costs

Any part or Item which the Seller is required to furnish to the Buyer under this Service Life Policy in connection with the correction or replacement of an Item shall be furnished to the Buyer with the Seller’s financial participation determined in accordance with the following formula:

P = C (N - T)/N

where:

P:         financial participation of the Seller,

C:         Seller’s then current sales prices for the required Item or Seller designed parts,

T =	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

N =	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

12.2.4	General Conditions and Limitations

12.2.4.1	The undertakings given in this Clause 12.2 shall be valid after the period of the Seller’s warranty applicable to an Item under Clause 12.1.

12.2.4.2	The Buyer’s remedy and the Seller’s obligation and liability under this Service Life Policy are subject to the prior compliance by the Buyer with the following conditions:

(i)	the Buyer shall maintain log books and other relevant historical records with respect to each Item adequate to enable determination of whether the alleged Failure is covered by this Service Life Policy and if so to define the costs to be borne by the Seller in accordance with Clause 12.2.3;

(ii)	the Buyer shall keep the Seller informed of any significant incidents relating to an Aircraft howsoever occurring or recorded;

(iii)	the Buyer shall comply with the conditions of Clause 12.1.10;

(iv)	the Buyer shall carry out specific structural inspection programs for monitoring purposes as may be established from time to time by the Seller. Such programs shall be as compatible as possible with the Buyer’s operational requirements. Reports relating thereto shall be regularly furnished to the Seller;

(v)	in the case of any breakage or defect, the Buyer must have reported the same in writing to the Seller within [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after said breakage or defect in an Item becomes apparent whether or not said breakage or defect can reasonably be expected to occur in any other aircraft, and the Buyer shall have informed the Seller of the breakage or defect in sufficient detail to enable the Seller to determine whether said breakage or defect is subject to this Service Life Policy.

12.2.4.3	Except as otherwise provided for in this Clause 12.2, any claim under this Service Life Policy shall be administered as provided for in and shall be subject to the terms and conditions of Clause 12.1.6.

12.2.4.4	In the event that the Seller shall have issued a Service Bulletin applicable to the Aircraft, the purpose of which is to avoid a Failure, the Seller may elect to supply the necessary modification kit free of charge or under a pro rata formula. If such a kit is so offered to the Buyer, then, to the extent of such Failure and any Failures that could ensue therefrom, the validity of the Seller’s commitment under this Clause 12.2 shall be subject to the Buyer’s incorporating such modification in the relevant Aircraft, as promulgated by the Seller and in accordance with the Seller’s instructions, within a reasonable time.

12.2.4.5	This Service Life Policy is neither a warranty, performance guarantee, nor an agreement to modify any Aircraft or airframe components to conform to new developments occurring in the state of airframe design and manufacturing art.

The Seller’s obligation herein is to furnish only those corrections to the Items or provide appropriate replacement parts therefor as provided for in Clause 12.2.3.

The Buyer’s sole remedy and relief for the non-performance of any obligation or liability of the Seller arising under or by virtue of this Service Life Policy shall be in monetary damages, limited to the amount the Buyer reasonably expends in procuring a correction or replacement for any Item which is the subject of a Failure covered by this Service Life Policy and to which such non-performance is related.

The Buyer hereby waives, releases and renounces all claims to any further damages, direct, incidental or consequential, including loss of profits and all other rights, claims and remedies, arising under or by virtue of this Service Life Policy.

12.2.5	Transferability

The Buyer’s rights under this Clause 12.2 shall not be assigned, sold, leased, transferred or otherwise alienated by operation of law or otherwise, without the Seller’s prior consent thereto, which shall not be unreasonably withheld and shall be given in writing.

Any unauthorized assignment, sale, lease, transfer or other alienation of the Buyer’s rights under this Service Life Policy shall, as to the particular Aircraft involved, immediately void this Service Life Policy in its entirety.

12.3	Supplier Product Support Agreement

12.3.1	Assistance from the Seller

Prior to the Delivery of the first Aircraft under this Agreement, the Seller shall obtain from all Suppliers named in the Supplier Product Support Agreement transferable warranties in force for each of its components, appliances, accessories or parts installed in the Aircraft at the time of its Delivery (termed “Supplier Parts”) with the exception of the Propulsion System and BFE, plus equipment whose installation was required by the Buyer and for which the Seller has no warranty agreement in force.

The Seller shall also obtain from landing gear Suppliers a transferable Service Life Policy in force for parts of the structure termed landing gear.

The Seller shall provide the Buyer with said Supplier warranties and said Service Life Policy in the form of “Supplier Product Support Agreements”.

12.3.2	The Seller shall ensure that Suppliers offer it M.T.B.U.R. guarantees (Mean Time Between Unplanned Removals) and, if possible, DMC (Direct Maintenance Cost) guarantees transferable to the Buyer.

The Seller shall encourage its Suppliers to improve these guarantees and comply with their application for Supplier parts.

12.3.3	Supplier’s Default

12.3.3.1	If, in the performance of any material obligation under a standard or M.T.B.U.R. warranty, or under a Service Life Policy obtained by the Seller in the After Sales Clauses in the General Conditions for Equipment Purchases, a Supplier defaults on its obligations concerning material, craftsmanship or design in any accessory, aircraft, or part (other than engines, nacelles, accessories and addition engines) fitted to an Aircraft at the time of delivery, provided the Buyer adduces proof to the Seller that such default is apparent, the standard and M.T.B.U.R. warranties, or the Service Life Policy, as set forth in sections 12.1, 12.2 and 12.3.2 of the Agreement, shall apply to said default as if said accessory, aircraft or Part had been manufactured in accordance with the Seller’s Specifications, unless the period of warranty is involved, which shall be the Supplier’s warranty period stated in the Suppliers Product Support Agreement.

At the Seller’s request, the Buyer shall transfer to the Seller, which will be thus subrogated vis-à-vis the Supplier, all its rights to repair of said defect originating from said failing.

12.3.3.2	Engines, Nacelles, Accessories and Additional Engine equipment, Buyer Furnished Equipment (B.F.E.) and any accessory, aircraft or part chosen by the Buyer originating from Suppliers with whom the Seller has not entered into agreement applying to the guarantees, shall be excluded from this Article 12.3.3.

12.4	Interface Commitment

12.4.1	Interface Problem

If the Buyer experiences any technical problem in the operation of an Aircraft or its systems due to a malfunction, the cause of which, after due and reasonable investigation, is not readily identifiable by the Buyer, but which the Buyer reasonably believes to be attributable to the design characteristics of one or more components of the Aircraft (“Interface Problem”), the Seller shall, if so requested by the Buyer, and without additional charge to the Buyer except for transportation of the Seller’s personnel to the Buyer’s facilities, promptly conduct or have conducted an investigation and analysis of such problem to determine, if possible, the cause or causes of the problem and to recommend such corrective action as may be feasible. The Buyer shall furnish to the Seller all data and information in the Buyer’s possession relevant to the Interface Problem, and shall cooperate with the Seller in the conduct of the Seller’s investigations and such tests as may be required.

At the conclusion of such investigation the Seller shall promptly advise the Buyer in writing of the Seller’s opinion as to the cause or causes of the Interface Problem and the Seller’s recommendations as to corrective action.

12.4.2	Seller’s Responsibility

If the Seller determines that the Interface Problem is primarily attributable to the design of a Warranted Part, the Seller shall, if so requested by the Buyer and pursuant to the terms and conditions of Clause 12.1, correct the design of such Warranted Part to the extent of the Seller’s obligation as defined in Clause 12.1.

12.4.3	Supplier’s Responsibility

If the Seller determines that the Interface Problem is primarily attributable to the design of any Supplier Part, the Seller shall, if so requested by the Buyer, reasonably assist the Buyer in processing any warranty claim the Buyer may have against the Supplier.

The Seller shall also take all authorized measures under its contract with the Supplier to find a correction to the Interface Problem that is acceptable to the Buyer.

12.4.4	Joint Responsibility

If the Seller determines that the Interface Problem is attributable partially to the design of a Warranted Part and partially to the design of any Supplier Part, the Seller shall, if so requested by the Buyer, seek a solution to the Interface Problem through cooperative efforts of the Seller and any Supplier involved.

The Seller shall promptly advise the Buyer of such corrective action as may be proposed by the Seller and any such Supplier. Such proposal shall be consistent with any then existing obligations of the Seller hereunder and of any such Supplier to the Buyer. Such corrective action when accepted by the Buyer shall constitute full satisfaction of any claim the Buyer may have against either the Seller or any such Supplier with respect to such Interface Problem.

12.4.5	General

12.4.5.1	All requests under this Clause 12.4 shall be directed to both the Seller and the Supplier.

12.4.5.2	Except as specifically set forth in this Clause 12.4, this Clause shall not be deemed to impose on the Seller any obligations not expressly set forth elsewhere in this Clause 12.

12.4.5.3	All reports, recommendations, data and other documents furnished by the Seller to the Buyer pursuant to this Clause 12.4 shall be deemed to be delivered under this Agreement and shall be subject to the terms, covenants and conditions set forth in this Clause 12.

12.5	Waiver, Release and Renunciation

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

12.6	Duplicate Remedies

The Seller shall not be obliged to provide any remedy which duplicates any other remedy already provided to the Buyer in respect of the same defect under any part of this Clause 12 as such Clause may be amended, complemented or supplemented by other contractual agreements or by other Clauses of this Agreement.

12.7	Negotiated Agreement

The Buyer and the Seller agree that said Clause 12 has been the subject of discussions and negotiations and is completely understood by the Parties, and that the Aircraft price and other mutual agreements between the Parties set forth in the Agreement have been reached by taking into account, inter alia, the provisions of this Clause 12, specifically including the waiver, release and renunciation of any remedy by the Seller as set forth in the aforementioned Clause 12.5.

13	PATENT AND COPYRIGHT INDEMNITY

13.1	Indemnity

13.1.1	Subject to the provisions of Clause 13.2.3, the Seller shall indemnify the Buyer from and against any damages, costs or expenses including legal costs (excluding damages, costs, expenses, loss of profits and other liabilities in respect of or resulting from loss of use of the Aircraft) resulting from any infringement or claim of infringement by the Airframe (or any part or software installed therein at Delivery) of:

(i)	any British, French, German, Spanish or U.S. patent;

and

(ii)	any patent issued under the laws of any other country in which the Buyer may lawfully operate the Aircraft, provided that:

(1)	from the time of design of said Aircraft, accessory, equipment or part and until infringement claims are resolved, said country and the flag country of the Aircraft are each a party to the Chicago Convention on International Civil Aviation of 7 December 1944, and are each fully entitled to all benefits of Article 27 thereof, or,

(2)	from such time of design and until infringement claims are resolved, said country and the flag country of the Aircraft are each a party to the International Convention for the Protection of Industrial Property of 20 March 1883 (“Paris Convention”);

and

(iii)	in respect of computer software installed on the Aircraft, any copyright, provided that the Seller’s obligation to indemnify shall be limited to infringements in countries which, at the time of infringement, are members of The Berne Union and recognise computer software as a “work” under the Berne Convention.

13.1.2	Clause 13.1.1 shall not apply to

(i)	Buyer Furnished Equipment; or

(ii)	items or parts not supplied pursuant to a Supplier Product Support Agreement, nor under supplementary agreements which shall be entered into by the Seller and its Supplier, and which have not yet been included in the Supplier Product Support Agreement.

(iii)	software not created by the Seller or which the Seller is not authorized to use, distribute or market.

13.1.3	In the event that the Buyer is prevented from using the Aircraft (whether by a valid judgment of a court of competent jurisdiction or by a settlement arrived at between claimant, Seller and Buyer), the Seller shall at its expense either:

(i)	procure for the Buyer the right to use the same free of charge to the Buyer; or

(ii)	replace the infringing part of the Aircraft as soon as possible with a non-infringing substitute complying in all other respects with the requirements of this Agreement.

13.2	Administration of Patent and Copyright Indemnity Claims

13.2.1	If the Buyer receives a written claim or a suit is threatened or commenced against the Buyer for infringement of a patent or copyright referred to in Clause 13.1, the Buyer shall:

(i)	forthwith notify the Seller giving particulars thereof;

(ii)	furnish to the Seller all data, papers and records within the Buyer’s control or possession relating to such patent or claim;

(iii)	refrain from admitting any liability or making any payment or assuming any expenses, damages, costs or royalties or otherwise acting in a manner prejudicial to the defence or denial of such suit or claim provided always that nothing in this sub-Clause (iii) shall prevent the Buyer from paying such sums as may be required in order to obtain the release of the Aircraft, provided such payment is accompanied by a denial of liability and is made without prejudice;

(iv)	fully co-operate with, and render all such assistance to, the Seller as may be pertinent to the defence or denial of the suit or claim;

(v)	act in such a way as to mitigate damages and/or to reduce the amount of royalties which may be payable as well as to minimise costs and expenses.

13.2.2	The Seller shall be entitled either in its own name or on behalf of the Buyer to conduct negotiations with the party or parties alleging infringement and may assume and conduct the defence or settlement of any suit or claim in the manner which, in the Seller’s opinion, it deems proper.

13.2.3	The Seller’s liability hereunder shall be conditional upon the strict and timely compliance by the Buyer with the terms of this Clause and is in lieu of any other liability to the Buyer express or implied which the Seller might incur at law as a result of any infringement or claim of infringement of any patent or copyright, if the aforementioned Seller’s warranties apply.

14	TECHNICAL DATA AND DOCUMENTATION

14.1	Overview

This Clause covers the terms and conditions for the supply of technical data and software services (hereinafter “Documentation and Technical Data ”) to support the Aircraft operation.

Documentation and Technical Data shall be supplied in English and the terminology therein shall be that in everyday use in the aeronautical industry.

14.2	Scope

Form, type, format, Air Transport Association (“ATA”)/Non ATA compliance, quantity and delivery schedule of the Documentation and Technical Data to be provided under this Agreement are covered in Exhibit G to this Agreement. Said Exhibit G supersedes Exhibit D to the A320 Family Purchase Agreement dated 23rd June 1998.

Once a year, the Seller and the Buyer shall jointly determine the new list of Documentation and Technical Data to be provided, compared with the contractual amount defined at Exhibit G, so as to establish the balance for the current year. Said balance will not cover any reductions made due to the availability on line of some Documentation and Technical Data, as set forth at Clause 14.10.2. It is understood that if these amounts are reduced, this shall not occasion a refund from the Seller, but may be used exclusively for purchase of additional quantities of COC or other services related to Documentation and Technical Data.

If the balance will not cover one-off additional requirements for Documentation and Technical Data, the seller is willing to meet this requirement against purchase orders issued by the Buyer. The prices for such copies or other reproductions shall conform to the Seller’s price list.

If options for Optional Aircraft are exercised, the Buyer and Seller shall agree the number of additional contractual technical documents to be supplied.

14.3	Aircraft Identification for Technical Data

14.3.1	For customized Technical Data and Documentation, the Buyer agrees to the allocation of fleet serial numbers (“Fleet Serial Numbers”) in the form of block of numbers selected in the range from 001 to 999.

14.3.2	The sequence shall only be interrupted if two (2) different Propulsion Systems or two (2) different Aircraft models are selected.

14.3.3	The Buyer shall indicate to the Seller the Fleet Serial Number allocated to the Aircraft Manufacturer’s Serial Number [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after execution of this Agreement. The allocation of Fleet Serial Numbers to Manufacturer’s Serial Numbers shall not constitute any property, insurable or other interest of the Buyer whatsoever in any Aircraft prior to the Delivery of such Aircraft as provided for in this Agreement.

The affected customized Technical Data are:

i) Aircraft Maintenance Manual (and associated products),

ii) Illustrated Parts Catalog,

iii) Trouble Shooting Manual,

iv) Aircraft Wiring Manual,

v) Aircraft Schematics Manual,

vi) Aircraft Wiring Lists.

14.4	Supplier Equipment

14.4.1	Information relating to Supplier equipment which is installed on the Aircraft by the Seller shall be introduced into the customized Technical Data to the extent necessary for the comprehension of the systems concerned, at no additional charge to the Buyer for the basic issue of the Documentation and Technical Data.

14.4.2	The Buyer shall supply the data related to Buyer Furnished Equipment to the Seller at least [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] before the scheduled delivery of the customized Technical Data. The Buyer Furnished Equipment data supplied by the Buyer to the Seller shall be in English.

14.4.3	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

14.5	Delivery

14.5.1	The Technical Data and Documentation, and corresponding revisions to be supplied by the Seller shall be sent to one address only as advised by the Buyer.

14.5.2	Packing and shipment of the Documentation and Technical Data and their revisions shall be free of charge to the Buyer.

14.5.3	The delivery schedule of the Technical Data shall be phased as mutually agreed to correspond with Aircraft deliveries. The Buyer agrees to provide [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] notice when requesting a change to the delivery schedule.

14.5.4	It shall be the responsibility of the Buyer to coordinate and satisfy local Aviation Authorities’ needs for Documentation and Technical Data. Reasonable quantities of such Technical Data shall be supplied by the Seller at no charge to the Buyer. .

14.6	Revision Service

Unless otherwise specifically stated, the revision service shall be provided free of charge [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

14.7	Service Bulletins (SB) Incorporation

During the revision service period, and subject to a formal request from the Buyer in writing, and if the Buyer has formally notified its intention to accomplish said Service Bulletins, the information contained in the latter shall be incorporated free of charge into the Documentation and Technical Data at the next programmed revision or no later than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after the Buyer’s notification. The split effectiveness shall appear in the Documentation and Technical Data until notification by the Buyer that it has accomplished the Service Bulletin on all its Aircraft.

14.8	Performance Engineering Programmes

In addition to the standard operational manuals, the Seller shall provide to the Buyer the Performance Engineering Programs (PEP) under licence conditions as defined in Appendix A to this Clause.

14.9	CD ROM -CAATS/ADRES

Certain Documentation and Technical Data are provided on CD ROM under licence conditions as defined in Appendix B to this Clause.

The Documentation and Technical Data in question are the following:

-	Trouble Shooting Manual,

-	Aircraft Maintenance Manual,

-	Illustrated Parts Catalog.

This list may be added to periodically, and Seller shall specify the associated licences.

14.10	Future Developments

14.10.1	The Seller shall continuously monitor technological developments and apply them to data and document production and methods of transmission where beneficial and economical to both Parties. The Buyer agrees to consider any new development proposed by the Seller for possible implementation.

14.10.2	In moving towards on-line electronic documentation systems, the Seller shall authorize the Buyer to access the AIRBUS INDUSTRIE website free of charge in order to transfer or look up a reasonable quantity of data (measured in bytes) relevant to the operation and maintenance of the Aircraft during the contractual revision period for the conventional Documentation and Technical Data. In return, the Buyer shall reduce the quantity of conventional Documentation and Technical Data required to a reasonable quantity agreed jointly. Said provision does not cover the costs of communication and technical and hardware investments specific to the Buyer, which shall be borne by the Buyer.

14.11	Documentation and Technical Data Familiarization

Upon request by the Buyer, the Seller is ready to provide a one (1) week

Technical Data familiarization training. If such familiarization is conducted at the Buyer’s facilities, the Buyer shall reimburse the Seller for all air travel (business class) and living expenses of the latter’s representatives conducting such familiarization.

14.12	Customer Originated Changes (COC)

14.12.1	Buyer originated data may be introduced as COC into the following customized Technical Data:

i) Aircraft Maintenance Manual,

ii) Illustrated Parts Catalog,

iii) Trouble Shooting Manual,

iv) Aircraft Wiring Manual,

v) Aircraft Schematics Manual,

vi) Aircraft Wiring Lists,

vii) Flight Crew Operating Manual,

viii) Quick Reference Handbook.

14.12.2	COC data shall be written by the Buyer according to the Customer Guide for Customer Originated Changes, as issued by the Seller. The Buyer shall ensure that any such data complies with the requirements of its local Aviation Authorities.

COC data shall be incorporated by the Seller into all affected customized Technical Data unless the Buyer specifies in writing the documents of its choice into which the COC data shall be incorporated. The customized Technical Data into which the COC data are incorporated shall only show the Aircraft configuration reflecting the COC data and not the configuration before such COC data’s incorporation.

14.12.3	The Buyer hereby accepts that the incorporation of any COC into the Documentation and Technical Data issued by the Seller shall be entirely at the Buyer’s risk.

Further, the Buyer acknowledges full liability for the effects, including all related costs, which any COC may have on any subsequent Service Bulletins and/or modifications.

14.12.3.1	The Seller shall not be required to check any COC data submitted for incorporation. Accordingly, the Seller shall be under no liability whatsoever in respect of either the contents of any COC, including any omissions or inaccuracies therein, or the effect, which the incorporation of such COC may have on the Documentation and Technical Data issued by the Seller.

14.12.3.2	In the event of the Seller being required under any court order or settlement to indemnify any third party for injury, loss or damage incurred directly or indirectly as a result of incorporation of any COC into the Technical Data issued by the Seller, the Buyer agrees to reimburse the Seller for all payments or settlements made in respect of such injury, loss or damage including any expenses incurred by the Seller in defending such claims, provided the latter

(i)	has informed the Buyer immediately of said claim;

(ii)	has refrained from acknowledging any liability or to come to any settlement concerning said claim;

(iii)	allows the Buyer exclusive control of all negotiations in order to reach a settlement;

(iv)	makes every effort to co-operate with the Buyer in all matters concerning said claim.

14.12.4	The incorporation of any COC as aforesaid shall be performed under the conditions specified in the Seller’s then current Customer Services Catalog. Nevertheless, the cost of incorporation hereunder shall be free to a sum of US Dollars twenty thousand (US$ 20,000) per annum, starting from 2007, and shall last for five (5) years. This sum shall not accumulate year on year if it is not used completely during the year.

14.13	Warranties

14.13.1	The Seller warrants that the Documentation and Technical Data are prepared in accordance with the state of art at the date of their conception. Should any Technical Data prepared by the Seller prove non-compliant or incorrect, the sole and exclusive liability of the Seller shall be to take all reasonable and proper steps to, at its option, correct or replace same. Notwithstanding the above, no warranties of any kind are given for the Customer Originated Changes, as set forth in Clause 14.9.

14.13.2	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

It being agreed that, if any of the provisions above should be, for any reason whatsoever, judged illegal or void for any other reason, the other provisions of said Clause 14.13.2 shall remain fully in force notwithstanding.

14.14	Proprietary Rights

14.14.1	All proprietary rights, including but not limited to patent, design and copyrights, relating to Documentation andTechnical Data shall remain with the Seller.

These proprietary rights shall also apply to any translation into a language or languages or media that may have been performed or caused to be performed by the Buyer.

14.14.2	Whenever this Agreement provides for manufacturing by the Buyer, the consent given by the Seller shall not be construed as express or implicit approval howsoever neither of the Buyer nor of the manufactured products. The supply of the Documentation and Technical Data shall not be construed as any further right for the Buyer to design or manufacture any Aircraft or part thereof or spare part.

14.15	Confidentiality

14.15.1	The Documentation and Technical Data and their content are designated as confidential. All such Documentation and Technical Data are supplied to the Buyer for the sole use of the Buyer who undertakes not to disclose the contents thereof to any third party without the prior written consent of the Seller save as permitted therein or otherwise pursuant to any government or legal requirement imposed upon the Buyer.

14.15.2	In the case of the Seller having authorized the disclosure to third parties either under this Agreement or by an express prior written authorization, the Buyer shall undertake that such third party agree to be bound by the same conditions and restrictions as the Buyer with respect to the disclosed Documentation and Technical Data.

14.15.3	The Seller shall not divulge to a third party information contained in COC of which it may be aware pursuant to Clause 14.12 of this Agreement.

APPENDIX A TO CLAUSE 14

LICENCE TO USE PERFORMANCE ENGINEERING PROGRAMMES (PEP)

1	Assignment

The Seller guarantees to the Buyer the right to use the PEP while this licence is valid (the “PEP licence”) on a single, identified computer.

2	Copies

2.1	Use of the PEP shall be restricted to one (1) copy other than those produced for checking purposes and recovery, or additional copies made for a specific requirement with the Seller’s consent.

2.2	The Buyer agrees to copy the reproduction rights and other notices shown on or in the initial medium in any programme which includes additional copies of the PEP.

3	Term

The rights attached to this PEP licence are granted to the Buyer while it operates the model of the Seller’s Aircraft to which the PEP relates. If the Buyer ceases to operate said model of Aircraft, it shall return to the Seller the PEP and every copy of same, accompanied by a declaration that the Buyer has returned all existing copies.

4	Merging

The PEP may be used ad customized in a machine-readable form so as to include it in another programme owned by the Buyer but, on expiry of this PEP licence, the PEP shall be unloaded from the programme in which it was included.

The Buyer agrees to copy the reproduction rights and other notices shown on or in the initial medium in any programme which includes the PEP.

5	Personal licence

The aforementioned PEP licence is granted personally to the Buyer and it is non-exclusive and non-transferable.

6	Installation

The Buyer shall be responsible for installation of the PEP and its integration and controls.

7	Training

In addition to supplying the user guide - the “Performance Programmes Manual” (“PPM”) with the PEP, the Seller is willing to provide training or any other assistance at the Buyer’s request, subject to mutually agreed terms.

8	Proprietary rights

The Seller reserves all proprietary and reproduction rights of any kind relating to the PEP.

9	Intellectual Property Right Indemnity

If the Buyer is subject to a claim for violation of intellectual property rights, the Seller shall assist the Buyer with its defence and shall bear the cost of any damages and legal expenses, provided the Buyer has used the PEP normally and that it:

(i)	has notified the Seller immediately of said claim;

(ii)	has refrained from accepting any liability or to reach any settlement concerning said claim;

(iii)	allows the Seller exclusive control of all negotiations to reach a settlement;

(iv)	makes every effort to co-operate with the Seller in all matters concerning said claim.

10	Confidentiality

The PEP and its content are confidential. The Buyer shall not divulge the PEP or any part thereof to a third party without the Seller’s prior authorization. If it proves necessary to inform the Buyer’s employees or sub-contractors of some aspects of the PEP, said disclosure shall only be authorized for the purpose for which the PEP is provided and only to the Buyer’s employees or its sub-contractor, (the Buyer ensuring that said sub-contractor will be bound by this confidentiality agreement) with a need to know this information.

11	Conditions of use

The Buyer shall ensure that the PEP is correctly used in suitable machines, and that the employee is correctly trained to use it in accordance with the PPM.

12	Guarantee

12.1	The Seller warrants that the PEP is prepared in accordance with the state of the art at the time of its design. If the PEP proves to be non-compliant or defective, the Buyer shall advise the Seller immediately, and the Seller’s sole and only liability under this PEP licence shall be, at its discretion, to correct or replace the PEP at its expense.

12.2	The Seller’s warranties, obligations and liabilities, and the Buyer’s remedies set forth in this PEP licence are exclusive and replace, and the Buyer, other than in the event of gross negligence or malice aforethought by the Seller hereby waives, releases and renounces all other Seller’s warranties, obligations and liabilities, express or implied, arising from law or otherwise regarding any non-compliance of the PEP delivered pursuant to the Agreement.

APPENDIX B TO CLAUSE 14

CD ROM LICENCE – CAATS/ADRES

1	Assignment

The Seller grants the Buyer the right to use the “Aircraft Documentation Retrieval System (“ADRES”) and/or the “Computer Assisted Aircraft Trouble Shooting (“CAATS”) on CD ROM for the term of this licence (“CAATS/ADRES Licence “)

2	Copies

Use of the ADRES and or the CAATS shall be restricted to the number of copies defined by the Parties.

3	Term

3.1	The rights attached to the CAATS/ADRES licence shall be granted to the Buyer from the date of the first delivery of the ADRES and/or the CAATS and for as long as the Buyer uses the Aircraft, or until a replacement product whose conditions of use will be the subject of a separate agreement is provided by the Seller, according to whichever is the earlier. In the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] following termination, the Buyer shall return ADRES and/or the CAATS and all copies thereof to the Seller.

4	Revision Service

The Seller shall provide a revision service for the ADRES and/or the CAATS for the term of the CAATS/ADRES licence. The revision service shall conform to that provided by the Seller for hard copy or film documentation. Interim revisions will be supplied in digital format as a 3.5” diskette. The software necessary to incorporate said revisions will be included on the CAATS-ADRES CD ROM.

5	Personal licence

The aforementioned CAATS/ADRES licence is granted personally to the Buyer. It is non-exclusive and non-transferable. The Buyer shall not authorize any third party to use the ADRES and/or the CAATS without the Seller’s prior authorization.

6	Installation

The Seller shall supply the list of hardware on which the ADRES and/or the CAATS shall be installed. The Buyer shall be responsible for providing said hardware and installing the ADRES and/or the CAATS.

7	Training

In addition to supplying the user guide for the ADRES and/or the CAATS, the Seller is willing to provide training or any other assistance at the Buyer’s request, on mutually agreed terms

8	Proprietary rights

The Seller hereby reserves all proprietary and copyrights of any kind regarding the ADRES and/or the CAATS.

9	Intellectual Property Right Indemnity

If the Buyer is subject to a claim for violation of intellectual property rights, the Seller shall assist the Buyer with its defence and shall bear the cost of any damages and legal expenses, provided the Buyer has used the ADRES and/or the CAATS normally and that it:

(i)	has notified the Seller immediately of said claim;

(ii)	has refrained from accepting any liability or to reach any settlement concerning said claim;

(iii)	allows the Seller exclusive control of all negotiations to reach a settlement;

(iv)	makes every effort to co-operate with the Seller in all matters concerning said claim.

10	Confidentiality

The ADRES and/or the CAATS and its content are confidential. The Buyer shall not divulge the ADRES and/or the CAATS or any part thereof to a third party without the Seller’s prior authorization. If it proves necessary to inform the Buyer’s employees or sub-contractors of some aspects of the ADRES and/or the CAATS, said disclosure shall only be authorized for the purpose for which the ADRES and/or the CAATS is provided and only to the Buyer’s employees or its sub-contractor, (the Buyer ensuring that said sub-contractor will be bound by this confidentiality agreement) with a need to know this information.

11	Warranty

11.1	The Seller warrants that the ADRES and/or the CAATS is prepared in accordance with the state of the art at the time of its design. If the ADRES and/or the CAATS proves to be non-compliant or defective, the Buyer shall advise the Seller immediately, and the Seller’s sole and only liability under this ADRES and/or the CAATS licence shall be, at its discretion, to correct or replace the ADRES and/or the CAATS at its expense.

11.2	The Seller’s warranties, obligations and liabilities, and the Buyer’s remedies set forth in this ADRES and/or the CAATS licence are exclusive and replace, and the Buyer, other than in the event of gross negligence or malice aforethought by the Seller hereby waives, releases and renounces all other Seller’s warranties, obligations and liabilities, express or implied, arising from law or otherwise regarding any non-compliance of the ADRES and/or the CAATS delivered pursuant to the Agreement.

15	SELLER’S REPRESENTATIVES

15.1	Customer Support Manager

On signature of the Agreement and as long as one (1) Aircraft is used by the Buyer, the Seller shall provide the Buyer with main offices, who will provide the link between the Buyer and the Seller’s main offices.

15.2	Seller’s representatives

15.2.1	The Seller shall provide the Buyer free of charge with the services of representatives from Customer Support (the “Seller’s representatives”), the latter having an advisory role. The detail of the services hereunder are shown at Appendix A to this Clause 15.

15.2.2	As soon as the mission of the Seller’s representatives in Appendix A to this Clause 15 comes to an end, the Buyer shall enjoy non-exclusive access to the services of the Seller’s representatives closest to the Buyer’s main base.

15.2.3	The Seller shall ensure that similar assistance is provided by competent representatives from the Propulsion Systems manufacturer and, if this is necessary and relevant, by representatives of the Suppliers.

15.2.4	The Seller shall provide the Buyer with an annual breakdown of the man-months used and the balance of man-months available. Said breakdown shall be deemed agreed by the Buyer unless it contests same with Seller within thirty (30) days of its receipt.

15.2.5	At the Buyer’s request, the Seller shall provide the services of its Representatives after the period set forth in Appendix A to this Clause Article 15, in accordance with mutually agreed terms and conditions.

15.3	Buyer Furnished Service

15.3.1	From the arrival date of the first Seller’s Representative, for the term of detachment, the Buyer shall provide free of charge to the Seller’s Representatives a lockable office, close to the Buyer’s maintenance facilities. Said office shall be furnished and include a telephone and a fax machine reserved for the exclusive use of the Seller’s Representatives.

15.3.2	The Buyer shall reimburse the Seller with the costs of confirmed air tickets for the outward and inward flights for the Seller’s representatives between TOULOUSE, FRANCE, and their detachment site.

15.3.3	If the Buyer requires the detached Seller’s Representatives under Clause 15.2 to report to a site other than their normal detachment site, the Buyer shall bear the transport costs related to said journeys.

15.3.4	The Buyer shall assist the Seller in obtaining from the civil authorities in the Buyer’s country all necessary documents allowing the Seller’s Representatives to live and work in the Buyer’s country.

15.4	Withdrawal of the Seller’s Representatives

The Seller shall be entitled to recall its Representatives if it believes that safety or health conditions would prove dangerous or prevent them performing their contractual tasks.

15.5	Status of the Seller’s Representatives

In connection with the aforementioned technical assistance, the Seller’s Representatives and other members of the Seller’s staff shall only have an advisory role and may not under any circumstances become or be presumed to act either directly or indirectly as the Buyer’s employees or its agents.

15.6	Indemnity

The provisions concerning indemnity under this Clause 15 are shown at Clause 19.

APPENDIX A to CLAUSE 15

SERVICES OF THE SELLER’S REPRESENTATIVES

The services of the Seller’s Representatives, provided free of charge to the Buyer under Clause 15.2, are set forth below:

1.	The Buyer shall receive services from the Seller’s Representatives expressed in “man-months”, to a total of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], at the Buyer’s main base or in other mutually agreed sites. If this number of man-months proves inadequate, and in particular if the initial entry into service (“EIS”) of the A318 needs a stronger team for a limited period, the cap of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] can be extended to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.	It is hereby understood that the services provided by the Seller’s Representatives shall include EIS and ongoing assistance.

3.	The number of Seller’s Representatives on the Buyer’s premises at the same time shall be agreed jointly, but shall not under any circumstances exceed [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Representatives, unless jointly agreed by the Parties.

16	TRAINING AND TRAINING AIDS

16.1	General

This Clause covers the terms and conditions for the supply of training and training aids to the Buyer’s personnel to support the Aircraft operation and maintenance.

16.2	Scope

16.2.1	The range and quantity of training and training aids to be provided free of charge under this Agreement are covered in Appendix A to this Clause 16.

16.2.2.	Training courses shall be provided up to one (1) year after Delivery of the last Aircraft ordered under this Agreement.

16.2.3	If the Buyer uses none or only part of the training or training aids to be provided pursuant to this Clause 16, no compensation or credit of any sort shall be given.

16.3	Training Organisation/Location

16.3.1	Training shall be held at the Seller’s training center in Blagnac, France, or in another of its training centers.

16.3.2	In the event of the non-availability of facilities or scheduling imperatives making training by the Seller impractical, the Seller shall make arrangements for said training to be provided to the Buyer elsewhere.

16.3.3	At the Buyer’s request, the Seller may also provide certain training at a location other than the Seller’s Training Center or Affiliated Training Centers, including one of the Buyer’s bases, if and when practicable for the Seller, under terms and conditions to be mutually agreed upon. In this event, all additional charges listed in Clause 16.6.2 shall be borne by the Buyer.

16.4	Training Courses

16.4.1	Training courses offered by the Seller, as well as the minimum and maximum numbers of trainees per course, are defined in the brochure describing the various Seller’s training courses (the “Seller’s Training Course Catalog”) and shall be scheduled as mutually agreed during a training conference (“the Training Conference”) to be held at least twelve (12) months prior to Delivery of the first Aircraft.

16.4.2	When training is given by the Seller:

(i)	Training courses shall be the Seller’s standard courses as described in the applicable Seller’s Training Course Catalog valid at the time of the course. The Seller shall be responsible for all training course syllabi, training aids and equipment necessary for the organisation of the training courses;

(ii)	The content of the course and equipment used for training shall not be fully customised. However, at the Buyer’s request, course content shall be changed to include the specific features most significant for the

Buyer’s Aircraft (except BFE) as known no later than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] before the start of the first course. The equipment used to train cabin crew and maintenance staff shall not be fully customized; nonetheless, said equipment shall be configured so as to obtain the relevant Aviation Authorities’ approval and to support the Seller’s training programs. Training data and documentation shall not be revised.;

(iii)	Training data and documentation for trainees receiving the training at the Seller’s Training Center or Affiliated Training Centers shall be free of charge. Training data and documentation shall be marked “FOR TRAINING ONLY” and as such are supplied for the sole and express purpose of training;

(iv)	At the Buyer’s request, the Seller shall collect and pack for consolidated shipment to the Buyer’s facility, all training data and documentation of the Buyer’s trainees attending training at the Seller’s Training Center or Affiliated Training Centers at no charge to the Buyer; The above shipment shall be delivered Free Carrier (“FCA”) Toulouse, Blagnac Airport, or the airport closest to the Seller’s Affiliated Training Center at which the training actually takes place, as applicable, as the term Free Carrier (“FCA”) is defined by publication N° 460 of the International Chamber of Commerce published in April 1990. Title to and risk of loss of said shipment shall pass to the Buyer upon delivery.

16.4.3	The Buyer shall give at least [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] notice if it wishes to cancel or re-schedule a course. If this notice is not given, and if the Seller cannot re-allocate courses to other customers, said courses shall be deducted from the Buyer’s allocation, or billed to the Buyer.

16.4.4	On completion of the training delivered under this Clause 16, the Seller shall issue each trainee with a training certificate. This certificate shall not be construed as official recognition or a qualification issued by any Aviation Authority whatsoever, but may be submitted to said authority to obtain the relevant formal qualification.

If the training is delivered by an outside training center chosen by the Seller, the latter shall ensure that said center issues a similar certificate. This certificate shall not be construed as official recognition or a qualification issued by any Aviation Authority whatsoever, but may be submitted to said authority to obtain the relevant formal qualification.

16.5	Prerequisites and Conditions

16.5.1	Courses shall normally be conducted in English and all training aids shall be written in English using common aeronautical terminology. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. Trainees shall have the prerequisite knowledge and experience on a commercial jet aircraft as defined in Appendix “B” to this Clause 16.

The Buyer hereby acknowledges that the Seller’s training courses are “Transition Training Courses” and not “Ab Initio Training Courses”.

The Buyer shall also be responsible for the selection of the trainees and for any liability with respect to the entry knowledge level of the trainees.

16.5.2.	The Buyer shall provide the Seller with an attendance list of the trainees for each course with the validated qualification of each trainee. The Seller reserves the right to check the trainees’ proficiency and previous professional experience. The Seller shall in no case warrant or otherwise be held liable for any trainee’s performance as a result of any training provided.

16.5.3	The Buyer may approach the Seller in order to direct the aforementioned trainee(s) through a relevant entry level training program, which shall be at the Buyer’s expense and, if necessary, to coordinate with competent outside organisations for this purpose. Such consultation, if necessary, shall be held during the Training Conference.

If the Seller determines that a trainee is not at the required entry level to complete the course, following consultation with the Buyer, said trainee shall be withdrawn from the course and shall thus be deemed as having returned to duties with the Buyer.

16.6	Logistics

16.6.1	Trainees

16.6.1.1	The Seller shall provide free local transportation by bus for the Buyer’s trainees to and from designated pick-up points and the Seller’s Training Center.

16.6.1.2	Living expenses for the Buyer’s trainees shall be borne by the Buyer.

16.6.2	Training delivered at a Seller’s Independent Center - Seller’s Instructors

If training is given by the Seller’s instructors at any location other than the Seller’s Training Centers at the Buyer’s request, the Buyer shall reimburse the Seller for all the expenses related to the assignment of such instructors and their performance of the duties as aforesaid.

16.6.2.1	Living Expenses

Such expenses, covering the entire period from day of departure from to day of return to the Seller’s base, shall include but shall not be limited to lodging, food and local transportation to and from the place of lodging and the training course location. The Buyer shall reimburse the Seller for such expenses at the per diem rates currently used by the Seller for its personnel.

16.6.2.2	Air Travel

The Buyer shall reimburse the Seller the costs of air travel between the Seller’s Training Center and the site to which its instructors are assigned.

16.6.2.3	Training Equipment

The Buyer shall reimburse the Seller the cost of shipment for the training equipment needed to conduct such courses.

16.6.2.4	Transportation

The Buyer shall be solely liable for any and all delay in the performance of the training outside of the Seller’s or the Seller’s Affiliated Training Centers associated with any transportation described in this Clause 16.6.

16.6.3	Training Equipment Availability - Training at External Location

Training equipment necessary for conducting courses at any location other than the Seller’s Training Centers or a training center chosen by the Seller shall be provided by the Buyer in accordance with the Seller’s specifications.

16.7	Cabin Crew Training

16.7.1	Technical Cabin Crew Training

16.7.1.1	The Seller shall provide a technical cabin crew training course (standard transition course or a cross crew qualification program as applicable) for the Buyer’s flight crews, each of which shall consist of one (1) captain and one (1) first officer, as defined in Appendix A to this Clause 16. The training manual used shall be the Seller’s Flight Crew Operating Manual.

16.7.1.2	Any in-flight training shall be on an Aircraft delivered to the Buyer. Said training shall not exceed one (1) session of one and a half (1h30) hours for each pilot. If the flight takes place at HAMBURG or BLAGNAC, the Seller shall ex gratia bear the cost of the Aircraft maintenance, which includes current servicing, pre-flight checks and changing of minor items of equipment, subject to the terms and conditions of this Agreement.

16.7.1.3	Spare parts necessary for in-flight training shall be supplied by the Buyer. The latter shall have taken out in advance adequate insurance policies, in accordance with the provisions of Clause 16.12.

16.7.1.4	The Seller shall bear the costs of fuel, oil and landing taxes.

16.7.2	Commercial Flight Crew

The Seller shall train the Buyer’s commercial flight crew in accordance with the conditions set forth at Appendix A to this Clause 16.

Familiarization courses for commercial flight crew shall incorporate the characteristics of the Buyer’s Aircraft and shall be delivered no earlier than two (2) weeks before the first Aircraft is delivered, unless agreed otherwise by the Parties.

16.8	Maintenance Training

16.8.1	The Seller shall provide maintenance training for the Buyer’s ground personnel as defined in Appendix A to this Clause 16.

The available courses are listed in the Seller’s applicable Training Courses Catalog.

16.8.2	Practical Maintenance Training (“On-the-Job Training”)

The Buyer may consult the Seller so as to identify a competent external entity to deliver practical maintenance training courses, the costs of which shall be met by the Buyer.

16.9	Supplier and Engine Manufacturer Training

The Seller shall ensure that major Suppliers and the applicable Propulsion Systems Manufacturer provide maintenance training and overhaul training on their products at appropriate times.

A list of the Suppliers concerned shall be supplied to the Buyer if it so requests.

16.10	Training Aids for the Buyer’s Training Organisation

16.10.1	The Seller shall provide to the Buyer the Airbus Computer Based Training (Airbus CBT) and training aids, as used in the Seller’s Training Center, free of charge as defined in Appendix A to this Clause 16.

The Airbus CBT shall be similar to those used in the Seller’s Training Center. The Airbus CBT shall not be upgraded, but the Buyer may purchase any upgrade to same that is available in the Seller’s Training Center, at the list price.

16.10.2	Delivery

16.10.2.1	The Seller shall deliver the Airbus CBT as defined in Appendix A to this Clause 16 at a date to be mutually agreed during the Training Conference.

16.10.2.2	The items supplied to the Buyer pursuant to Clause 16.10.1 shall be delivered FCA Toulouse, Blagnac Airport. Title to and risk of loss of said items shall pass to the Buyer upon delivery.

16.10.2.3	All costs related to transportation and insurance of said items from the FCA point to the Buyer’s facilities shall be at the Buyer’s expense.

16.10.3	Installation of the Airbus CBT

16.10.3.1	At the Buyer’s request, the Seller will assist the Buyer during installation of the Airbus CBT on its training site, after written notification from the Buyer that the various components, compliant with the specifications set forth in the Airbus CBT Technical Catalog are ready and available on the Buyer’s training site.

16.10.3.2	The Buyer shall supply the hardware which will host the Airbus CBT and the Seller shall not be held liable if there is any incompatibility between said hardware and the Airbus CBT”).

16.10.3.3	The Airbus CBT shall be installed by the Buyer’s personnel, who shall have attended the Airbus CBT Administrator Course beforehand. The Seller shall be held harmless from any injury to person and/or damage to property caused by or in any way connected with the handling and/or installation of the Airbus CBT by the Buyer’s personnel.

16.10.3.4	The Buyer shall reimburse the expenses in accordance with Clause 16.6.2, for the Seller’s personnel required at the Buyer’s facilities to conduct the Airbus CBT Administrator Course and/or provide installation assistance.

16.10.4	Airbus CBT License

16.10.4.1	The Seller shall grant the Buyer a Licence to use the Airbus CBT, under conditions defined in Appendix C to this Clause 16.

16.10.4.2	Supply of sets of CBT Courseware, as defined in Appendix C, and additional to those indicated in Appendix A, as well as any extension to the Licence of such CBT Courseware, shall be subject to terms and conditions to be mutually agreed.

16.10.5	The Seller shall not be held liable for and hereby disclaims any and all liabilities resulting from or in connection with the use by the Buyer of the Airbus CBT and any training aids provided under this Clause 16.10.

16.11	Proprietary Rights

The Seller’s training data and documentation, Airbus CBT and training aids are proprietary to the Seller and its suppliers and the Buyer agrees not to disclose the content of the courseware or any information or documentation provided by the Seller in relation to training, in whole or in part, to any third party without the prior written consent of the Seller.

16.12	Indemnities and Insurance

Indemnification provisions and insurance requirements applicable to this clause 16 are as set forth in clause 19.

APPENDIX “A” TO CLAUSE 16

TRAINING ALLOWANCE

1.	FLIGHT OPERATIONS TRAINING

1.1	Technical Flight Crew Training

The Seller shall provide training free of charge for technical flight crew (type qualification or CCQ as appropriate) for up to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] crews per Aircraft.

1.2	Familiarization Course for Commercial Flight Crew

The Buyer shall enjoy a training course free of charge for commercial flight crew (“PNC”), for up to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] PNC.

2	Training related to Maintenance and Performance/Operations

The Buyer shall enjoy free of charge a course for its trainees, expressed in man days, for up to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] man days.

2.1	Said man days shall be used exclusively for maintenance and performance/operations course shown in the current Training Course Catalog.

2.2	Notwithstanding the aforementioned man-hours allowance, the number of “Engine Run-up” courses shall be restricted to a course for [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] trainees per firm Aircraft ordered under this Agreement, with the total number of courses not to exceed [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] under any circumstances.

3	Trainee days accounting

Trainee days are counted as follows:

- for instruction at the Seller’s Training Center: one (1) day of instruction for one (1) trainee equals one (1) trainee day. The number of trainees originally registered at the beginning of the course shall be counted as the actual number of trainees.

- for instruction outside of the Seller’s Training Center, one (1) day of instruction by one (1) Seller instructor equals the actual number of trainees attending the course or a minimum of twelve (12) trainee days.

4	Training aids for buyer’s training organisation

4.1	The Seller shall provide the Buyer with [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Airbus CBT as described in Clauses 4.1.1 and 4.1.2 below, for one or more workstations, relating to the type(s) of Aircraft ordered under this Agreement.

4.1.1	Training aids for flight crew/performance/operations staff

The Airbus CBT shall consist of:

-	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Airbus CBT user guide

-	Colored cockpit panels – full size

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] paper set or

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] CD ROM for printing

-	Colored cockpit panels – 1/2 size

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] paper set or

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] CD ROM for printing

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] CD ROM sets with the control software for the course delivered

The technical training package for flight crew/operations/performance staff will be supplied with:

-	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] CD ROM set

-	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] set of hard copy documentation, if necessary

-	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] listing set

-	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] sets of videodisks

-	The “Training Interface for Performance and Weight and Balance” (TIPWB) software programme

4.1.2	Training aids for maintenance staff

The Airbus CBT shall consist of:

-	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Airbus CBT user guides

-	Colored cockpit panels – full size

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] paper sets and

-	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] CD ROM for printing

-	Colored cockpit panels – 1/2 size

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] paper sets and

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] CD ROM for printing

-	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] CD ROM sets with the control software for the course

The technical training package for maintenance staff will be supplied with:

-	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] CD ROM set

-	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] set of hard copy documentation, if necessary

-	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] listing set

-	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] sets of videodisks, if there is a requirement to cover the gap with the A320 family

APPENDIX “B” TO CLAUSE 16

MINIMUM RECOMMENDED QUALIFICATION

IN RELATION TO TRAINING REQUIREMENTS

(Standard Transition Courses)

The prerequisites listed below are the minimum recommended requirements specified for Airbus training. If the appropriate Aviation Authorities or the specific airline policy for the trainee demand greater or additional requirements, they shall replace the conditions set forth below.

-	CAPTAIN prerequisites

•	Fluent in English

•	1500 hours minimum flying experience as pilot

•	1000 hours experience on FAR/JAR 25 aircraft

•	200 hours experience as airline, corporate pilot or military pilot

•	must have flown transport aircraft, as flying pilot, within the last 12 months.

-	FIRST OFFICER prerequisites

•	Fluent in English

•	500 hours minimum flying experience as pilot of fixed wing aircraft

•	300 hours experience on FAR/JAR 25 aircraft

•	200 hours flying experience as airline, corporate pilot or military pilot

•	must have flown transport type aircraft, as flying pilot, within the last 12 months.

For	both CAPTAIN and FIRST OFFICER, if one or several of the above criteria is not met, the trainee shall follow:

(i)	an adapted course (example: if not fluent in English, an adapted course with a translator) or,

(ii)	an ELT (Entry Level Training) program or equivalent before coming to the training center to follow the regular or the adapted course.

Such course(s), if required, shall be at the Buyer’s expense.

-	Maintenance Personnel prerequisites

•	Fluent technical English

•	Maintenance experience on first or second jet transport category aircraft

•	for electrical/avionics specialists, knowledge of digital techniques, including ARINC 429.

If this last condition is not fulfilled, the trainee shall attend a Basic Digital Course.

APPENDIX C TO CLAUSE 16

LICENCE FOR USE OF AIRBUS COMPUTER BASED TRAINING (AIRBUS CBT)

1	Definitions

1.1	For the purpose of this Appendix C to Clause 16, the following definitions shall apply:

“Airbus CBT” means the combination of the Airbus CBT Software and the Airbus CBT Courseware.

“Airbus CBT Courseware” means the programmed instructions that provide flight crew and maintenance training.

“Airbus CBT Software” means the system software that permits the use of the Airbus CBT Courseware.

“Student/Instructor Mode” means the mode that allows the user to run the Airbus CBT Courseware

“Airbus CBT Familiarization” means the training that allows the Buyer to load and use the Airbus CBT.

1.2	By definition, the hardware necessary for the functioning of the Airbus CBT is not part of same, and the Buyer is solely responsible for its procurement. The Buyer is solely responsible for providing the hardware for the AIRBUS CBT.

2	Assignment

The Seller assigns the Buyer the right, pursuant to the terms and conditions herein, to use the Airbus CBT for the Term of this licence (“Airbus CBT Licence”).

3	Copies

3.1	The Buyer shall be authorized to copy the Airbus CBT Software for the purposes of backup, archiving and loading the Airbus CBT Software only on the Buyer’s workstations. The Buyer shall inform the Seller in writing of the reasons for reproduction and the number of copies made. Any other reproduction is forbidden.

3.2	The Buyer shall reproduce the copyrights and other notices shown on or in the initial medium on all copies made of the Airbus CBT software.

3.3	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4	Term

The rights under this Airbus CBT Licence shall be granted to the Buyer for as long as the Buyer operates the Seller’s Aircraft model to which the Airbus CBT Software and the Airbus CBT Courseware apply (“the Term”). If the Buyer ceases to operate said model of Aircraft, it shall return the Airbus CBT and any copies thereof to the Seller, accompanied by a note certifying that the Buyer has returned all existing copies.

5	Personal on-site licence

5.1.1	The sole right granted to the Buyer under this Airbus CBT Licence is the right to use the Airbus CBT. The Airbus CBT Licence is personal to the Buyer, for its own internal use, and is non-transferable and non-exclusive.

5.1.2	The Buyer is not permitted to (i) distribute or sub-license all or part of the Airbus CBT, (ii) modify or design derivatives of the Airbus CBT Software, (iii) publicly disclose excerpts from the Airbus CBT Software, (iv) transmit the Airbus CBT Software, electronically or by any other means whatsoever. However, the Buyer is permitted to adapt the Airbus CBT for the use noted at paragraph 6.2 of this Airbus CBT licence. To this end, the Buyer may purchase at the list price in the Seller’s catalog the computer tools enabling the Buyer to customize its courses

6	Conditions of use

6.1	Use of the Airbus CBT Software

The Buyer shall use the Airbus CBT Software in Student Mode exclusively for:

(i)	the organisation and monitoring of trainees for one or more courses,

(ii)	combining existing courses or designing new courses from the available course modules.

However, the Seller shall not be liable for any course content which might have been reworked or modified by the Buyer.

6.2	Use of the Airbus CBT Courseware

The Buyer shall use the Airbus CBT Courseware exclusively for training its staff, or staff from a third party to whom work on the Buyer’s Aircraft has been entrusted. Said training shall be conducted on the Buyer’s premises or those of its sub-contractor, and shall be given by the Buyer’s employees.

7	Proprietary rights and non disclosure

The Airbus CBT Software and Airbus CBT Courseware, the copyrights and any and all other author rights, intellectual, commercial or industrial proprietary rights of whatever nature in the Airbus CBT Software and Airbus CBT Courseware are and shall remain with the Seller or its suppliers, as the case may be.

The Airbus CBT Software and Airbus CBT Courseware and their contents are designated as confidential.

The Buyer shall not take any commercial advantage by copy or presentation to third parties of the Airbus CBT Software, the documentation, the Airbus CBT Courseware, and/or any rearrangement, modification or copy thereof.

The Buyer acknowledges the Seller’s proprietary rights in the Airbus CBT and undertakes not to disclose the Airbus CBT Software or Airbus CBT Courseware or parts thereof or their contents to any third party without the prior written consent of the Seller. Insofar as it is necessary to disclose aspects of the Airbus CBT Software and Airbus CBT Courseware to the Buyer’s personnel, such disclosure is permitted only for the purpose for which the Airbus CBT Software and Airbus CBT Courseware are supplied to the Buyer under the present Airbus CBT Licence, and only to employees with a need to know said information.

8	Warranty

8.1	The Seller warrants that the Airbus CBT is prepared in accordance with the state of art at the date of its design. Should the Airbus CBT be found to contain any non-conformity or defect, the Buyer shall promptly notify the Seller thereof and the sole and exclusive liability of the Seller under this Clause 8.1 shall be to correct or replace the same at its own expense.

8.2	The warranties, obligations and liabilities of the Seller and the Buyer’s remedies set forth in the Airbus CBT licence are exclusive and replace, and the Buyer hereby waives, releases and renounces all other Seller’s warranties, obligations and liabilities and the Buyer’s rights, claims and remedies against the Seller, express or implied, arising by law or otherwise with respect to any non-conformity or defect in the Airbus CBT delivered under this agreement.

17	EQUIPMENT SUPPLIER PRODUCT SUPPORT

17.1	Equipment Supplier Product Support Agreements

17.1.1	The Seller has obtained after sales agreements from Suppliers of Seller Furnished Equipment listed in the Specification, which will be transferred automatically to the Buyer.

17.1.2	These Supplier after sales agreements are based on the “World Airlines Suppliers Guide” and include Supplier after sales agreements as contained in the “Supplier Product Support Agreements” which include the following provisions:

17.1.2.1	Technical data and manuals required to operate, maintain, service and overhaul the Supplier Parts. Such technical data and manuals shall be prepared in accordance with the applicable provisions of ATA Specifications 100 and 101 including revision service and be published in the English language. The Seller shall recommend that software data, where applicable, be supplied in the form of an appendix to the Component Maintenance Manual; such data shall be provided in compliance with the applicable ATA Specification -ATA 102 - level 3.

17.1.2.2	Warranties and guarantees including standard warranties, and Service Life Policies plus MTBUR warranties, as set out in the Supplier Product Support Agreement and, insofar as this is possible, Direct Maintenance Cost guarantees. In addition, landing gear Suppliers shall provide service life policies for selected structural landing gear elements.

17.1.2.3	Training to ensure efficient operation, maintenance and overhaul of the Supplier Parts for the Buyer’s instructors, shop and line service personnel.

17.1.2.4	Spares data in compliance with ATA 200/2000 Specification, initial provisioning recommendations, spare parts and logistic service including routine and expedited deliveries.

17.1.2.5	Technical service to assist the Buyer with maintenance, overhaul, repair, operation and inspection of Supplier Parts as well as required tooling and spares provisioning.

17.1.2.6	The standards referenced in this Clause 17.1 may change according to prevailing standards

17.2	Supplier Compliance

The Seller shall monitor Supplier compliance with their after sales agreements defined in the Supplier Product Support Agreements and shall take remedial action together with the Buyer if necessary.

17.3	The Seller hereby agrees that these commitments accepted by the Suppliers under Seller Product Support Agreements relating to the A318 shall be at least equal to those accepted for other aircraft in the A320 Family.

18	BUYER FURNISHED DOCUMENTATION AND EQUIPMENT

18.1	Administration

18.1.1	Without additional charge, the Seller shall install those items of equipment which are identified in the Specification as being furnished by the Buyer (“Buyer Furnished Equipment” or “BFE”), provided that they are referred to in the Airbus BFE Catalog of Approved Suppliers by Products valid at time of ordering of the concerned BFE.

The Seller shall advise the Buyer of the dates by which, in the planned release of engineering for the Aircraft, the Seller requires a written detailed engineering definition including the description of the dimensions and weight of BFE, the information related to its certification and information necessary for the installation and operation thereof. The Buyer shall furnish such detailed description and information by the dates so specified. Such information, dimensions and weights shall not thereafter be revised unless authorised by a Specification Change Notice.

The Seller shall also furnish in due time to the Buyer a schedule of dates and indication of shipping addresses for delivery of BFE and, where requested by the Seller, additional spare BFE to permit installation in the Aircraft and delivery of the Aircraft in accordance with the delivery schedule. The Buyer shall provide such equipment by such dates in a serviceable condition, in order to allow performance of any assembly, test, or acceptance process in accordance with the industrial schedule.

The Buyer shall also provide, when requested by the Seller, at AEROSPATIALE MATRA S.A. works in TOULOUSE (FRANCE) and/or at DAIMLER CHRYSLER AEROSPACE AIRBUS GmbH, Division Flugzeugbau works in HAMBURG (FEDERAL REPUBLIC OF GERMANY) adequate field service including support from BFE suppliers to act in a technical advisory capacity to the Seller in the installation, calibration and possible repair of any BFE.

18.1.2	The Seller shall be entitled to refuse any item of BFE which it considers incompatible with the Specification, the above mentioned engineering definition or the certification requirements.

18.1.3	The BFE shall be imported into FRANCE or into the FEDERAL REPUBLIC OF GERMANY by the Buyer under a suspensive customs system (“Régime de l’entrepôt industriel pour fabrication coordonnée” or “Zollverschluss”) without application of any French or German tax or customs duty, and shall be Delivered Duty Unpaid (DDU) according to the Incoterms definition.

Shipping Addresses:

AEROSPATIALE MATRA S.A.

316 Route de Bayonne

31300 TOULOUSE

FRANCE

or

DAIMLER CHRYSLER AEROSPACE AIRBUS GmbH

Division Hamburger Flugzeugbau

Kreetslag 10

21129 HAMBURG

FEDERAL REPUBLIC OF GERMANY

as provided for in Clause 18.1.

18.1.4	If the Buyer requests the Seller to supply directly certain items which are considered as BFE according to the Specification and if such request is notified to the Seller in due time in order not to affect the Scheduled Delivery Month of the Aircraft, the Seller may agree to order such items subject to the execution of a Specification Change Notice reflecting the effect on price, escalation adjustment, and any other conditions of the Agreement. In such a case the Seller shall bill the Buyer a handling charge not exceeding [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the purchase price of this equipment and shall bear no liability in respect of delay and product support commitments for such items which shall be the subject of separate arrangements between the Buyer and the relevant supplier.

18.2	Aviation Authorities’ Requirements

The Buyer hereby warrants that the BFE :

(i)	shall be manufactured by a qualified supplier;

(ii)	shall comply with the requirements of the Technical Specification and the requirements of the Type Certificate, as set out in the “Type Certificate Data Sheet”;

(iii)	shall be approved by the Aviation Authorities responsible for issuing the Export Airworthiness Certificate, and the Buyer’s Aviation Authorities for installation and use on the Aircraft at the time of Delivery.

The Buyer shall bear all expenses under this Clause 18.2

18.3	Buyer’s Obligation and Seller’s Remedies

18.3.1	Any delay or failure by the Buyer in complying with its obligations under Clauses 18.1 and 18.2 may delay the performance of the Seller’s obligations, and cause the Final Price of the Aircraft to be adjusted in accordance with the updated delivery schedule and to include in particular, if the delay in delivering the Aircraft exceeds [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], the amount of the Seller’s additional costs, attributable to such delay or failure such as storage, taxes, insurance and costs of out-of sequence installation, but excluding any financing charges. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

18.3.2	Further, in any such event, the Seller may:

(i)	purchase and install equipment similar to those involved, in which event the Final Price of the affected Aircraft shall also be increased by the purchase price of such equipment plus reasonable costs and expenses incurred by the Seller (not exceeding [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the costs of transportation, insurance, packaging and if so required and not already provided for in the price of the Aircraft for adjustment and calibration; or

(ii)	if the BFE shall be so delayed by more than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] or unapproved within [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] deliver the Aircraft without the installation of such equipment, notwithstanding the terms of Clause 7 insofar as it may otherwise have applied, and the Seller shall thereupon be relieved of all obligations to install such equipment. The Buyer may also elect to have the Aircraft so delivered.

18.4	Title and Risk of Loss

Title to and risk of loss of any BFE shall at all times remain with the Buyer except that risk of loss (limited to cost of replacement of said BFE and excluding in particular loss of use) shall be with the Seller for as long as such BFE shall be under the care, custody and control of the Seller.

19	INDEMNIFICATION AND INSURANCE

19.1	Indemnities Relating to Inspection, Acceptance Tests (on the ground and in the air) and Ground Training

19.1.1	The Seller shall, except in case of gross negligence or wilful misconduct of the Buyer, its directors, officers, agents or employees, be solely liable for and shall indemnify and hold harmless the Buyer, its directors, officers, agents and employees, its Affiliates and their respective insurers from and against all liabilities, claims, damages, costs and expenses (including legal expenses and attorney fees) in respect of loss of or damage to the Seller’s property and/or injury to or death of the directors, officers, agents or employees of the Seller and/or from and against all liabilities, claims, damages, costs and expenses (including legal expenses and attorney fees) for any damage caused by the Seller to third parties arising out of or in any way connected with any ground check, technical acceptance flight, tests or checks under Clause 6 or Clause 8 of this Agreement and/or Ground Training Services. This disclaimer shall not apply to legal remedies by provident organisations.

19.1.2	The Buyer shall, except in case of gross negligence or wilful misconduct of the Seller, its directors, officers, agents or employees, be solely liable for and shall indemnify and hold harmless the Seller, its Affiliates, its Suppliers and their respective insurers from and against all liabilities, claims, damages, costs and expenses (including legal expenses and attorney fees) in respect of loss of or damage to the Buyer’s property and/or injury to or death of the directors, officers, agents or employees of the Buyer and/or from and against all liabilities, claims, damages, costs and expenses (including legal expenses and attorney fees) for any damage caused by the Buyer to third parties, arising out of or in any way connected with any ground check, check or controls under Clause 6 or Clause 8 of this Agreement and/or Ground Training Services. This disclaimer shall not apply to legal remedies by provident organisations.

19.2	Indemnities Relating to Training on Aircraft after Delivery

19.2.1	The Buyer shall, except in the case of gross negligence or wilful misconduct of the Seller, its directors, officers, agents and employees, be solely liable for and shall indemnify and hold harmless the Seller, its Affiliates, its Suppliers and their respective insurers from and against all liabilities, claims, damages, costs and expenses (including legal expenses and attorney fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person (including any of the Buyer’s directors, officers, agents and employees utilising such training services, but not directors, officers, agents and employees of the Seller) and/or for loss of or damage to any property and/or for loss of use thereof arising (including the aircraft on which the training services are performed), arising out of or in any way connected to the performance of any Aircraft Training Services as defined in this Agreement. This disclaimer shall not apply to legal remedies by provident organisations.

19.2.2	The foregoing indemnity shall not apply with respect to the Seller’s legal liability towards any person other than the Buyer, its directors, officers, agents or employees arising out of an accident caused solely by a product defect in the Aircraft delivered to and accepted by the Buyer hereunder.

19.3	Indemnities relating to Seller Representatives Services

19.3.1	The Buyer shall, except in case of gross negligence or wilful misconduct of the Seller, its directors, officers, agents or employees, be solely liable for and shall indemnify and hold harmless the Seller, its Affiliates, its Suppliers and their respective insurers from and against all liabilities, claims, damages, costs and expenses (including legal expenses and attorney fees) for all injuries to or death of persons (excepting injuries to or death of the Seller’s Representatives) and for loss of or damage to property and/or loss of use thereof howsoever arising out of or in connection with the Seller’s Representatives’ Services. This disclaimer shall not apply to legal remedies by provident organisations.

19.3.2	The Seller shall, except in case of gross negligence or wilful misconduct of the Buyer, its directors, officers, agents or employees, be solely liable for and shall indemnify and hold harmless the Buyer, its directors, officers, agents, employees, and their respective insurers from and against all liabilities, claims, damages, costs and expenses (including legal expenses and attorney fees) for all injuries to or death of the Seller’s Representatives in connection with the Seller’s Representatives’ Services. This disclaimer shall not apply to legal remedies by provident organisations.

19.4	Insurances

19.4.1	The Buyer hereby undertakes to take out the necessary insurance covering its commitments under Clauses 19.1.2, 19.2 and 19.3.1 and, at the Seller’s request, shall produce insurance certificates in English issued by the Buyer’s insurance brokers certifying that said insurance policies have been taken out.

19.4.2	For all training periods on aircraft, the Buyer shall cause the Seller, its Affiliates, its Suppliers and their respective insurers to be named as additional insureds under the Buyer’s Comprehensive Aviation Legal Liability insurance policies, including War Risks and Allied Perils, to the extent of the Buyer’s undertaking set forth in Clause 19.2.1. With respect to the Buyer’s Hull All Risks and Hull War Risks insurances and Allied Perils, the Buyer shall cause the insurers of the Buyer’s hull insurance policies to waive all rights of subrogation against the Seller, its Affiliates, its Suppliers and their respective insurers to the extent of the Buyer’s undertaking set forth in Clause 19.2.

Any applicable excess shall be borne by the Buyer. With respect to the above policies, the Buyer shall furnish to the Seller, not less than seven (7) working days prior to the start of any such training period, certificates of insurance, in English, evidencing the limit of liability cover and period of insurance in a form acceptable to the Seller from the Buyer’s insurance broker(s) certifying that such policies have been endorsed as follows:

(i)	under the Comprehensive Aviation Legal Liability Insurances, the Buyer’s policies are primary and non-contributory to any insurance maintained by the Seller;

(ii)	such insurance can only be cancelled or materially altered by the giving of not less than thirty (30) days (but seven (7) days or such lesser period as may be customarily available in respect of War Risks and Allied Perils) prior written notice thereof to the Seller; and

(iii)	under any such cover, all rights of subrogation against the Seller, its Affiliates, its Suppliers and their respective insurers, have been waived to the extent of the Buyer’s undertaking and specifically referring to Clause 19.2 and to this Clause 19.4.2.

19.5	Notice of Claims

If any claim is made or suit is brought against either party (or its respective directors, officers, agents or employees) for damages for which liability has been assumed by the other party in accordance with the provisions of this Agreement, the party against which a claim is so made or suit is so brought shall promptly give notice to the other party, and the latter shall (unless otherwise requested by the former party against which a claim is so made or suit is so brought, in which case the other party nevertheless shall have the right to) assume and conduct the defence thereof, or effect any settlement which it, in its opinion, deems proper.

20	TERMINATION

20.1	Termination for Insolvency

In the event that either the Seller or the Buyer:

(a)	makes a general assignment for the benefit of creditors or becomes insolvent;

(b)	files a voluntary petition in bankruptcy;

(c)	petitions for or acquiesces in the appointment of any receiver, trustee or similar officer to liquidate or conserve its business or any substantial part of its assets;

(d)	commences under the laws of any competent jurisdiction any proceeding involving its insolvency, bankruptcy, readjustment of debt, liquidation or any other similar proceeding for the relief of financially distressed debtors;

(e)	becomes the object of any proceeding or action of the type described in (c) or (d) above and such proceeding or action remains undismissed or unstayed for a period of at least [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]; or

(f)	is divested of a substantial part of its assets for a period of at least [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT],

then the other party may, to the full extent permitted by law, by written notice, terminate all or part of this Agreement.

20.2	Termination for Non-Payment of Instalments

If for any Aircraft the Buyer fails to make any Instalments at the time, in the manner and in the amount specified in Clause 5.3 the Seller may, by written notice to the Buyer, warn it to remedy the default within [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

If the Buyer does not remedy such failing during said period, the Seller shall be entitled, by giving the Buyer notice in writing, to terminate all or part of this Agreement [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

20.3	Termination for Failure to Take Delivery

If the Buyer fails to comply with its obligations as set forth under Clause 9.2.3 or fails to pay the Final Price of the Aircraft, the Seller shall have the right to put the Buyer on notice to do so within a period [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] business days after the date of such notification.

If the Buyer has not cured such default within such period, the Seller may, by written notice, terminate all or part of this Agreement [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

All costs referred to in Clause 9.2.3 and relating to the period between the notified date of delivery (as referred to in Clause 9.2.3) and the date of termination of all or part of this Agreement shall be borne by the Buyer.

20.4	General

20.4.1	Notwithstanding the provisions of Clauses 20.2 and 20.3, and without prejudice to the Seller exercising its right of termination, the Parties shall conduct during the warning periods specified in said Clauses discussions in good faith with the aim of reaching an amicable solution, enabling the Seller to avoid exercising its right of termination.

20.4.2	Termination of all or part of this Agreement under any of Clauses 20.1 to 20.3 shall become effective on receipt by the party concerned of the notice sent by the other party, without any requirement for either party to take additional steps or seek the agreement of the other party or authorization from the competent court.

20.4.3	The right for either party under Clause 20.1 and for the Seller under Clauses 20.2 and 20.3 to terminate all or part of this agreement shall be without prejudice to any other rights and remedies available to such party to seek termination of all or part of this Agreement before any court or arbitral panel having jurisdiction pursuant to any failure by the other party to perform its obligations under this Agreement.

20.4.4	If the party taking the initiative of terminating this Agreement decides to terminate part of it only, the notice sent to the other party shall specify those provisions of this Agreement which shall be terminated.

20.4.5	In the event of termination of this Agreement following a default by the Buyer, as defined under Clauses 20.1 to 20.3, the Seller shall be entitled to retain from any Instalments, commitment fees and any other payment made by the Buyer under this Agreement and under this Agreement and corresponding to the Aircraft, services, data and other items covered by such termination a sum equal to the loss effectively sustained by the Seller due to said default by the Buyer. The amount retained by the Seller shall not exceed the sum of the Instalments, commitment fees and any other monies paid by the Buyer to the Seller under this Agreement and corresponding to the Aircraft, services, data and other items covered by such termination.

20.4.6	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

21	ASSIGNMENTS

21.1	The Agreement shall be deemed “intuiti personae” and, except as hereinafter provided, neither Party may sell, assign, novate or transfer its rights and obligations under this Agreement to any person without the prior written consent of the other Party, which shall not unreasonably be withheld.

Any such assignment made without said consent shall be void.

21.2	Notwithstanding the provisions of Clause 21.1, the Seller shall be entitled to transfer its rights and/or its obligations under the Agreement to any of its major subsidiaries or to its successors in law and assignees, following its reorganisation or restructuring, without the Buyer’s consent, provided such a transfer does not as a result expose the Buyer to additional charges, costs, obligations or liabilities and that the assignor indemnifies the Buyer for said charges, costs, obligations and liabilities.

21.3	Notwithstanding the provisions of Clause 21.1, the Buyer shall be entitled to assign its rights under the Agreement to a lender for the purpose of financing any payment due by the Buyer under the Agreement and shall provide the Seller with the necessary documentation for said assignment. Said assignment shall under no circumstances change the Seller’s obligations regarding the transfer of possession and ownership under this Agreement for any Aircraft involved in such financing up to Delivery and payment for said Aircraft under the terms and conditions of contract. Any costs (including legal fees) for such assignment shall be borne by the Buyer.

21.4	Any assignment under Clause 21.3 shall be subject to the following conditions:

(1)	That the assignee undertakes, in a form approved by the Seller beforehand, to comply with all the Clauses, conditions and limitations of this Agreement;

(2)	That the assignor is not in default of any of its obligations under the Agreement other than that said obligation is executed by the assignee and the assignment is not in any way a novation to the Agreement;

(3)	That said transfer will not expose the Seller to additional charges, costs, obligations or liabilities and that the assignor shall indemnify the Seller for said charges, costs, obligations or liabilities.

22	MISCELLANEOUS PROVISIONS

22.1	Data transmission

The Buyer shall provide the Seller, as the Seller may reasonably request, with all the necessary data as customarily compiled by the Buyer and pertaining to the operation of the Aircraft to assist the Seller in making efficient and coordinated survey of all reliability, maintainability, operational and cost data with a view to improving the safety, availability and operational costs of the Aircraft.

22.2	Notices

All notices and requests required or authorized hereunder shall be given in writing either by personal delivery to an authorized representative of the party to whom the same is given or by registered mail (return receipt requested), express mail (tracking receipt requested) or by telex. In any of these cases, the date of receipt shall be deemed to be the effective date of said notice or request.

Seller’s address for notices is:

AIRBUS INDUSTRIE

fao V. P. Contracts

1 Rond-Point Maurice Bellonte

31707 Blagnac Cedex

France

Buyer’s address for notices is:

La Société AIR FRANCE

fao DB FL

95 rue de Paris

95747 – Roissy Charles de Gaulle - CEDEX

or such other address or such other person as the party receiving the notice or request may reasonably designate from time to time.

22.3	Waiver

The failure of either party to enforce at any time any of the provisions of this Agreement, or to exercise any right herein provided, or to require at any time performance by the other party of any of the provisions hereof, shall in no way be construed to be a present or future waiver of such provisions nor in any way to affect the validity of this Agreement or any part thereof or the right of the other party thereafter to enforce each and every such provision. .

22.4	Law and Jurisdiction

22.4.1	This Agreement shall be governed by and construed in accordance with the laws of France.

22.4.2	Any dispute arising out of or in connection with this Agreement shall be finally settled under the Rules of Conciliation and Arbitration of the International Chamber of Commerce by three (3) arbitrators appointed in accordance with such rules.

Arbitration shall take place in Paris and be conducted in French.

22.5	International Supply Contract

The Buyer and the Seller recognise that this Agreement is an international supply contract which has been the subject of discussion and negotiation, that all its terms and conditions are fully understood by the parties, and that the Specification and price of the Aircraft and the other mutual agreements of the parties set forth herein were arrived at in consideration of, inter alia, all the provisions hereof specifically including all waivers, releases and renunciations by the Buyer set out herein.

22.6	Interpretation

In the event that any provision of this Agreement should for any reason be held ineffective, the remainder of this Agreement shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Agreement prohibited or unenforceable in any respect.

22.7	Alterations to Contract

This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understandings, commitments or representations whatsoever oral or written in respect thereto. This Agreement shall not be varied except by an instrument in writing of date even herewith or subsequent hereto executed by both parties or by their duly authorised representatives.

22.8	Language

All correspondence, documents and any other written matters in connection with this Agreement shall be in French or English.

22.9	Confidentiality

This Agreement including any Exhibits, Appendices or other documents related hereto shall be treated by both parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to professional advisors for the purpose of implementation hereof. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party hereto.

IN WITNESS WHEREOF this Agreement was entered into the day and year first above written.

For and on behalf of		For and on behalf of

La Société AIR FRANCE		AIRBUS INDUSTRIE

Name:	Pierre Vellay	Name:	Pierre Carpent

Title:	Fleet Director	Title:	Vice President
Sales & New Aircraft

AMENDMENT NO. 1

TO THE A318

PURCHASE AGREEMENT

DRAWN UP BETWEEN

AIRBUS

AND

SOCIETE AIR FRANCE

AI/CC-C No. 337.0005/03

CONTENTS

CLAUSE	TITLE
1	Delivery Schedule

2	Optional Aircraft Nos. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3	Terms and conditions for exercising options in relation to the Optional Aircraft

4	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5	Miscellaneous Amendments to the A318 Purchase Agreement

6	Miscellaneous

AMENDMENT No. 1 - A318 AFR

To the A318 Purchase Agreement drawn up on 30 December 1999.

This Amendment No. 1 was drawn up today May 2003.

Between:

AIRBUS, previously called AIRBUS INDUSTRIE

French “Economic Interest Grouping”:

1, Rond-Point Maurice Bellonte

31707 - BLAGNAC - CEDEX

FRANCE

(hereinafter referred to as the “Seller), of the one part

And:

SOCIETE AIR FRANCE

French Company governed by the Civil Aviation Code, whose Registered Office is situated at:

45, Rue de Paris

95747 - ROISSY CDG - CEDEX

FRANCE

(Bobigny Trade Register 552 043 002)

(hereinafter referred to as the “Buyer”), of the other part

WHEREAS:

A -	The Buyer and the Seller entered into a Purchase Agreement dated 30 December 1999 (the “A318 Purchase Agreement”) concerning the manufacture and sale by the Seller and the purchase by the Buyer of fifteen (15) A318 Aircraft ordered on a firm basis and the granting of ten (10) purchase options.

B -	The Buyer and the Seller have agreed to amend a number of provisions of the A318 Purchase Agreement in order to incorporate the following changes:

(i)	change to the delivery dates for Aircraft Nos. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(ii)	exercise by the Buyer of its flexibility rights with regard to the delivery date for Aircraft Nos. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(iii)	replacement of Optional Aircraft Nos. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] by purchase rights

(iv)	amendment of the provisions regarding the exercising of options in relation to the Optional Aircraft and [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT],

(v)	amendment of certain provisions of the A318 Purchase Agreement in order to guarantee consistency of the general terms and conditions of the A318 Purchase Agreement following the signing of the A330 and A380 purchase agreements.

THE PARTIES HAVE AGREED TO THE FOLLOWING PROVISIONS:

1.	Delivery Schedule

1.1	Aircraft Nos. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The Buyer and the Seller have agreed to change the delivery dates for Aircraft Nos. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], which become [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. Consequently, the Buyer must supply the BFEs for this Aircraft as if the delivery date were still January 2004. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1.2	Aircraft Nos. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.3	Aircraft No. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The Buyer and the Seller have agreed to bring forward the Stipulated Month of Delivery for Aircraft No. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.4	In view of paragraphs 1.1, 1.2 and 1.3 above, the delivery schedule given in Article 9.1.1 of the A318 Purchase Agreement is cancelled and replaced by the following schedule:

Aircraft No. 1

Aircraft No. 2

Aircraft No. 3

Aircraft No. 4

Aircraft No. 5

Aircraft No. 6

Aircraft No. 7

Aircraft No. 8

Aircraft No. 9

Aircraft No. 10

Aircraft No. 11

Aircraft No. 12

Aircraft No. 13

Aircraft No. 14

Aircraft No. 15

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1.5	The content of Article 9.1.2 of the A318 Purchase Agreement is replaced by the following text:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1.6	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.	Optional Aircraft Nos. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The Buyer and the Seller agree that the delivery positions for the Optional Aircraft Nos. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3.	Terms and conditions for Exercising options in relation to the Optional Aircraft

Paragraph 5 of Letter Agreement No. 3 to the A318 Purchase Agreement is cancelled and replaced by the following paragraph:

“The exercising of options, specifying, where applicable, the type of aircraft in accordance with Article 2.2. of Letter Agreement No. 4, shall be done by written notification sent by the Buyer to the Seller.

The Buyer will confirm to the Seller by packet its intention to take delivery of the Optional Aircraft that are deliverable in the same IATA season, according to the schedule defined below:

-	Optional Aircraft deliverable between November of the year (n + 1) and April of the following year (n + 2) inclusive: confirmation no later than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the year ( n );

-	Optional Aircraft deliverable between May of the year (n + 2) and October of the year (n + 2) inclusive: confirmation no later than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the year ( n );

This notification by the Buyer will take the form of an Amendment to the Purchase Agreement and, in order to be valid, will be accompanied by the payment of a sum equal to the instalments due on this day in accordance with Article 5.3.2 of this Purchase Agreement, it being understood that the payment specified as being due “Upon signing this Purchase Agreement” will also be due on this notification day, minus the option guarantee of USD [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] US Dollars) already paid by the Buyer on 28 April 1999.”

4.	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5.	Miscellaneous Amendments to the A318 Purchase Agreement

The following provisions of the A318 Purchase Agreement are amended in order to (i) correct errors or omissions or (ii) to harmonise the provisions of the A318 Purchase Agreement with those of the A330 and A380 purchase agreements signed at a later date.

5.1	Article 11

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5.2	Article 12

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5.3	Article 16

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5.5	Letter Agreement No. 12

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6.	Miscellaneous

6.1	Amendments to the A318 Purchase Agreement

All the provisions laid down in the A318 Purchase Agreement remain applicable provided that they are not explicitly amended in this Amendment No. 1.

If there is any contradiction or incompatibility between the provisions of the A318 Purchase Agreement and those of this Amendment No. 1, the latter shall prevail with regard to this incompatibility.

6.2	Signature

This Amendment No. 1, which will be governed and construed according to French laws, has been drawn up in two (2) original copies.

For and on behalf of	For and on behalf of
société AIR FRANCE	AIRBUS

By:	By:

Position:	Position:

Date:	Date:

AMENDMENT NO. 2

TO THE A318 PURCHASE AGREEMENT

DRAWN UP BETWEEN

AIRBUS

AND

SOCIETE AIR FRANCE

CONTENTS

CLAUSE	T I T L E

1	Delivery Schedule

2	Optional Aircraft and Purchase Rights

3	Predelivery Payments

4	Miscellaneous

AMENDMENT No. 2—A318 AFR

To the A318 Purchase Agreement drawn up on 30 December 1999.

This Amendment No. 2 was drawn up today         February 2004.

Between:

AIRBUS S.N.C., previously called AIRBUS INDUSTRIE

French Partnership:

1, Rond-Point Maurice Bellonte

31707—BLAGNAC—CEDEX

FRANCE

(hereinafter referred to as the “Seller”), of the one part

And:

SOCIETE AIR FRANCE

French Company governed by the Civil Aviation Code, whose Registered Office is situated at:

45, Rue de Paris

95747—ROISSY CDG—CEDEX

FRANCE

(Bobigny Trade Register 552 043 002)

(hereinafter referred to as the “Buyer”), of the other part

WHEREAS:

A-	The Buyer and the Seller have entered into a Purchase Agreement dated 30 December 1999 (the “A318 Purchase Agreement”) concerning the manufacture and sale by the Seller and the purchase by the Buyer of fifteen (15) A318 Aircraft ordered on a firm basis and the granting of ten (10) purchase options.

B-	On 5 May 2003, the Buyer and the Seller drew up an Amendment No. 1 (“Amendment No. 1”)

C-	The Buyer and the Seller have agreed to amend a number of provisions of the A318 Purchase Agreement in order to incorporate the following changes:

(i)	bringing forward of the delivery dates for Aircraft No. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

(ii)	change to the delivery dates for Optional Aircraft Nos. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

(iii)	reorganisation of the Predelivery Payments;

THE PARTIES HAVE AGREED TO THE FOLLOWING PROVISIONS:

1.	Delivery Schedule

1.1	Aircraft Nos. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The Buyer and the Seller have agreed to amend the delivery dates for Aircraft Nos. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], which become [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] respectively.

1.2	In view of paragraph 1.1 above, the delivery schedule given in Article 9.1.1 of the A318 Purchase Agreement is cancelled and replaced by the following schedule:

Aircraft No. 1	October 2003
Aircraft No. 2	November 2003
Aircraft No. 3	November 2003
Aircraft No. 4	December 2003
Aircraft No. 5	December 2003
Aircraft No. 6	April 2004 (Subject to Article 1.1 of Amendment No.1)
Aircraft No. 7	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
Aircraft No. 8	SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST
Aircraft No. 9	FOR CONFIDENTIAL TREATMENT]
Aircraft No. 10	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
Aircraft No. 11	SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST
Aircraft No. 12	FOR CONFIDENTIAL TREATMENT]
Aircraft No. 13	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
Aircraft No. 14	SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Aircraft No. 15	December 2006

2.	Optional Aircraft and Purchase Rights

The Buyer and the Seller have agreed to change the delivery dates for Optional Aircraft Nos. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] respectively. The delivery schedule for the Optional Aircraft is henceforth as follows:

Optional Aircraft No. 1	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Optional Aircraft No. 2
Optional Aircraft No. 3

Optional Aircraft No. 4
Optional Aircraft No. 5
Optional Aircraft No. 6
Optional Aircraft No. 7
Optional Aircraft No. 8
Optional Aircraft No. 9
Optional Aircraft No. 10

3.	Predelivery Payments

The schedule for the Predelivery Payments due by the Buyer in relation to Aircraft Nos [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] will be adjusted in order to take account of this change in the delivery dates.

Letter CCDAT [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] reflects the adjustments made as a result of the changes referred to in paragraph 1.

4.	Miscellaneous

4.1	Amendments to the A318 Purchase Agreement

All the provisions laid down in the A318 Purchase Agreement remain applicable provided that they are not explicitly amended in this Amendment No. 2.

If there is any contradiction or incompatibility between the provisions of the A318 Purchase Agreement or Amendment No. 1 and those of this Amendment No. 2, the latter shall prevail to the extent of such incompatibility.

4.2	Signature

This Amendment No. 2, which will be administered and construed according to French laws, has been drawn up in two (2) original copies.

For and on behalf of Société AIR FRANCE	For and on behalf of AIRBUS S.N.C.

By:	By:

Position:	Position:

Date:	Date:

EXHIBIT A

TECHNICAL SPECIFICATION

The A318-100 Standard Technical Specification is contained in a separate folder.

EXHIBIT B

STANDARD

SPECIFICATION CHANGE NOTICE

(“SCN”)

EXHIBIT C

AIRCRAFT PRICE

REVISION FORMULA

AIRCRAFT PRICE REVISION FORMULA

1	Basic Price

The Aircraft Basic Price is defined in Clause 3 of this Agreement. This Basic Price is subject to adjustment for changes in economic conditions as measured by data published by the US Department of Labor, Bureau of Labor Statistics, in accordance with the following provisions.

2	Base Period

The Aircraft Basic Price has been calculated in accordance with the average economic conditions prevailing in December 1997, January 1998, February 1998, corresponding to a theoretical delivery in January 1999 as defined by the EClb and lCb indices indicated in paragraph 4 below.

The ECIb and ICb values indicated in paragraph 4 below shall not be subject to any revision.

3	Reference Indices

Labor Index: “Employment Cost Index for Workers in Aerospace manufacturing” (Aircraft manufacturing, standard industrial classification code SIC 3721, wages and salaries, base month and year June 1989 = 100) published quarterly by the US Department of Labor, Bureau of Labor Statistics, hereafter referred to as “ECI SIC 3721W”.

The index value published quarterly in March, June, September and December shall apply, respectively, for the two preceding months.

Material Index: “Industrial Commodities” (hereafter referred to as “IC”), as published in the “Producer Price Indices” (Table 6 - Producer price indices and percent changes for commodity groupings and individual items) (Base Year 1982 = 100).

4	Revision Formula

Pn	=	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

where		[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5	General Provisions

5.1	Roundings

The Labor Index average and the Material Index average shall be computed to the first decimal. If the next decimal is five (5) or more, the preceding decimal shall be rounded up.

Each quotient shall be rounded to the nearest fourth (4th) decimal place. If the next decimal is five (5) or more, the preceding decimal shall be rounded up.

The final revision coefficient shall be rounded to the nearest fourth (4th) decimal place.

The final price Pn shall be rounded to the nearest whole number (0.5 or rounded up to 1).

5.2	Replacement Indices

If:

(i)	the U.S. Department of Labor substantially revises the calculation methodology of the above reference indices, or

(ii)	the U.S. Department of Labor discontinues, either temporarily or permanently, one of the above reference indices, or

(iii)	the data used to calculate one of the above reference indices are substantially changed;

The Seller and the Buyer shall jointly select a replacement index.

This replacement index shall reflect as closely as possible the actual variance of the labor or material costs used in the calculation of the original index.

As a result of the selection of the replacement index, the Aircraft Price Revision Formula shall be adjusted accordingly so that the original index or the replacement index can both be used thereafter.

5.3	Final Index Values

The index values defined in paragraph 4 above shall be considered final and no further adjustment to the Aircraft Basic Price, as revised at scheduled month of Aircraft Delivery, shall be made after Aircraft Delivery in the event of any change in the published index values.

EXHIBIT D

STANDARD

ACCEPTANCE REPORT

STANDARD ACCEPTANCE REPORT

In accordance with the terms of the purchase agreement dated [            ] between AIRBUS INDUSTRIE and [            ] -, (the “Agreement”), the acceptance tests relating to the AIRBUS [        ] aircraft, Manufacturer’s Serial Number [        ], Registration [        ] took place at the [        ] plants, on the [        ].

As these acceptance tests produced satisfactory results, [            ] hereby approves the Aircraft as complying with the provisions of the Agreement.

This acceptance shall not impair the rights that the company [            ] derives from the warranties relating to the Aircraft set forth in the Agreement. The Seller hereby waives any legal or contractual right to revoke this acceptance.

[        ], on the

The Company [            ]

By:

Position:

EXHIBIT E

STANDARD

BILL OF SALE

STANDARD

BILL OF SALE

By virtue of this instrument, AIRBUS INDUSTRIE GIE (“Airbus”) a “groupement d’intérêt économique” existing under French Law and governed by Order NO 67-821 dated 23 September 1967, whose central office is 1 rond-point Maurice Bellonte, 31707 Blagnac-Cedex, France, certifies that it is currently the owner of the airframe (the “Airframe”), the engines installed in it (the “Engines”), and all appliances, components, parts, instruments, accessories, furnishings, modules and other equipment of any nature, excluding Buyer Furnished Equipment (BFE), currently installed or attached to the Aircraft (the “Parts”).

The Airframe, the Engines and the Parts shall hereafter be referred to as the “Aircraft”.

Manufacturer of the Airframe:	Manufacture of the Engines:
AIRBUS INDUSTRIE G.I.E.	[ ]

Type:	Type:
[ ]	[ ]

Serial No:	Serial No:
[ ]	[ ]

Registration:
[ ]	[ ]

Airbus, on the [            ], shall sell, assign and transfer all of its rights and instruments of title relating to the Aircraft to the company [            ] and to its successors and persons entitled, and assigns title of said Aircraft to the company [            ].

By virtue of this Instrument, Airbus warrants to [            ], and to its successors and persons entitled, that it is entitled to sell, assign and transfer the title of ownership of the Aircraft to the Buyer, that the transferred title of ownership is free of any lien or charge, and that Airbus shall defend such title against all claims whatsoever.

In witness whereof, Airbus has authorized its representative to sign this instrument this day of [            ]

Blagnac, on the [            ]

AIRBUS INDUSTRIE

Name:

Position:

EXHIBIT F

SERVICE

LIFE POLICY

LIST OF PARTS

SELLER SERVICE LIFE POLICY

1.	The parts covered by the Service Life Policy defined in Clause 12.2 of this Agreement are the following auxiliary parts:

2	WINGS - CENTER AND OUTER WING BOX (LEFT AND RIGHT)

2.1	Wing Structure

2.1.1	Spars

2.1.2	Ribs inside the wing box

2.1.3	Upper and lower panels of the wing box

2.2	Fittings

2.2.1	Support structure and attachment fittings for the flap structure

2.2.2	Support structure and attachment fitting for the engine pylons

2.2.3	Support structure and attachment fitting for the main landing gear

2.2.4	Support structure and attachment fitting for the center wing box

2.2.5	Support structure and attachment fitting for flap tracks

2.3	Auxiliary Support Structure

2.3.1	For the slats:

2.3.1.1	Ribs supporting the track rollers on wing box structure

2.3.1.2	Ribs supporting the actuators on wing box structure

2.3.2	For the ailerons:

2.3.2.1	Hinge brackets and ribs on wing box rear spar or shroud box

2.3.2.2	Actuator fittings on wing box rear spar or shroud box

2.3.3	For airbrakes, spoilers, lift dumpers:

2.3.3.1	Hinge brackets and ribs on wing box rear spar or shroud box

2.3.3.2	Actuator fittings on wing box rear spar or shroud box

2.4	Pylon

2.4.1	For the Pylon Main Structural Box

2.4.1.2	Spars

2.4.1.3	Ribs

2.4.1.4	Skin, doublers and stiffeners

2.4.1.5	Support structure and attachment fitting for engine supports

2.4.1.6	Support structure and attachment fitting to wings

3	FUSELAGE

3.1	Fuselage structure

3.1.1	Fore and aft bulkheads

3.1.2	Pressurized floors and bulkheads surrounding the main and nose gear wheel well and center wing box

3.1.3	Skins with doublers, stringers and frames from the forward pressure bulkheads to the frame supporting the rear attachment of horizontal stabilizer

3.1.4	Window and windscreen attachment structure but excluding transparencies

3.1.5	Passenger and cargo doors internal structure

3.1.6	Sills excluding scuff plates and upper beams surrounding passenger and cargo door apertures

3.1.7	Cockpit floor structure and passenger cabin floor beams excluding floor panels and seat rails,

3.1.8	Keel beam structure

3.2	Fittings

3.2.1	Landing gear support structure and attachment fitting

3.2.2	Support structure and attachment fittings for the vertical and horizontal stabilizers

3.2.3	Support structure and attachment fitting for the APU

4	STABILIZERS

4.1	Horizontal Stabilizer Main Structural Box

4.1.1	Spars

4.1.2	Ribs

4.1.3	Upper and lower skins and stringers

4.1.4	Support structure and attachment fitting to fuselage and trim screw actuator

4.1.5	Elevator support structure

4.1.5.1	Hinge bracket

4.1.5.2	Servocontrol attachment brackets

4.2	Vertical Stabilizer Main Structural Box

4.2.1	Spars

4.2.2	Ribs

4.2.3	Skins and stringers

4.2.4	Support structure and attachment fitting to fuselage

4.2.5	Rudder support structure

4.2.5.1	Hinge brackets

4.2.5.2	Servocontrol attachment brackets

5	EXCLUSIONS

Bearing and roller assemblies, bearing surfaces, bushings, bolts, rivets, access and inspection doors, including manhole doors, latching mechanisms, all system components, commercial interior parts, insulation and related installation and connecting devices are excluded from this Seller Service Life Policy.

EXHIBIT “G”

MANUALS

EXHIBIT “G”

IDENTIFICATION AND FORM OF MANUALS

MEDIUM:

F	MICROFILM	This is a 3M cartridge with a 16mm film
MF	FICHE	These are microfiches on a 70mm film
P1	PRINTED ONE SIDE ONLY	These are paper manuals printed on the front only
P2	PRINTED BOTH SIDES	These are paper manuals printed on both sides
AC	APERTURE CARD	This is a 35 mm file on a punched card
MT	MAGNETIC TAPE	This is data delivered in the form of a magnetic tape
D	DISQUETTE	This is data delivered in the form of a computer disk
CD	COMPACT DISC READ ONLY MEMORY	This is data delivered in the form of a CD-ROM

FORMAT:

AIRBUS	Proprietary Airbus format.
SGML	Standard Generalized Mark-up Language.

TYPE :

C	CUSTOMISED (CUSTOMIZED)	Applies to manuals that conform specifically to the definition of the Buyer’s Aircraft

E	ENVELOPE	Applies to manuals specific to the type/model of the Buyer’s Aircraft

G	GENERIC	Applies to the manuals specific to all types/models of the Buyer’s Aircraft.

P	PRELIMINARY	Refers to the preliminary data or manuals presented as follows:
• editions not held by the revision services
• preliminary editions held by the revision services until the final manual is issued
• editions of information available in their final format, added to and completed by the revision service

QUANTITIES:

The quantities set out below account for the existing fleet and the Aircraft covered by this Agreement.

DELIVERY:

Delivery refers to the scheduled delivery dates indicated either as the number of days prior to the scheduled Aircraft delivery date or by a zero, corresponding to the scheduled delivery date of the first Aircraft.

When a number of days is indicated, this should be rounded to the next higher number, which shall be the day of the next scheduled revision.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

EXHIBIT “H”

SPARE PARTS

CONTENTS

CLAUSES	ITEMS
1	GENERAL	128

2	INITIAL PROVISIONING	131

3	STOCK	137

4	DELIVERY	138

5	PRICE	140

6	PAYMENT CONDITIONS AND PROCEDURES	141

7	TITLE	142

8	PACKAGING	143

9	COMMUNICATION OF USAGE DATA DATA RETRIEVAL	144

10	BUY-BACK	145

11	WARRANTIES	147

12	LEASING	148

13	TERMINATION OF THE AGREEMENT	154

APPENDIX A	LIST OF SPARE PARTS AVAILABLE FOR LEASING

1 -	GENERAL

1.1	This Exhibit H defines the methods and conditions for Spares Support offered by the Seller to the Buyer in terms of the Items classified as Spares on the Aircraft commercially operated by the Buyer. In terms of this Exhibit H, the expression “Spares” shall refer to:

a)	SELLER’S parts

(Seller’s industrial property bearing a Seller’s official part number or Parts for which the Seller has exclusive sales rights).

b)	Supplier Parts classified as Line Replacement Units in accordance with SPC 2 or 6, SPEC 2000 revision in force;

c)	Supplier Parts classified as Expendable Line Maintenance Parts in accordance with SPC 1, SPEC 2000 revision in force;

d)	Special hardware and standard spares,

e)	Ground Support Equipment and Special (To Type) Tools.

In accordance with the terms of this Appendix, the expression “new” used for the Spares or replacement accessories, equipment or parts means that these accessories, equipment or parts have not been used in excess of fifty (50) flight-hours. (These accessories, equipment or parts include those that have been subject to any overhauls, modifications or any other repairs).

This Appendix also establishes the terms and conditions by which the Seller may, if it so decides, lease certain parts to the Buyer for commercial use. Under the terms of this Appendix, the parts available for leasing are defined in Appendix A, paragraph 12 of this Exhibit H.

1.2	Scope of Spares Support

The Spares Support offered by the Buyer shall cover all items classified as Spares (see paragraph 1.1) on the basis of the conditions set out below.

1.2.1	The engines, nacelles, accessories and Additional Engine Equipment, including any associated parts, shall not be covered by this Appendix. These shall be negotiated directly by the Buyer and the different suppliers. The Seller shall assist the Buyer if the latter is having difficulties in obtaining the Propulsion System or Spares.

1.2.2	From the date of this Agreement, while at least [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] A318 type Aircraft are commercially operated, the Seller shall maintain, or have maintained, reasonable stock levels and shall supply Seller’s Parts at reasonable prices in order to accommodate the reasonable requests of the Buyer for repairs and replacements on all Aircraft of the aforementioned type. These Seller’s Parts shall be sold and delivered in conditions identical to those in Paragraphs 4 and 5 of this Appendix, from the time the Buyer’s order is received.

The Seller shall ensure that the Suppliers, whose parts are installed on the delivered Aircraft, undertake a similar commitment.

1.3	Buyer’s Commitment

1.3.1	The Buyer shall undertake to buy from the Seller the Seller’s Parts sold by the latter, to be used for its own requirements for the duration defined in paragraph 1.2.2. It shall be understood that the provisions of this paragraph shall, in no way, prevent the Buyer from using any stocks of Seller’s Parts from other companies or distributors, providing these Seller’s Parts were designed and manufactured by Members of the Seller.

1.3.2	Upon supply of the manufacturing drawings by the Seller, the Buyer may manufacture, or have manufactured for its own use, with no royalties payable to the Seller, or may obtain these Seller’s Parts by any other means, in the following cases:

1.3.2.1	at the end of the period specified in paragraph 1.2 if the Seller has no Spares in stock,

1.3.2.2	at any time, when the Seller’s Parts needed to carry out urgent repairs on Aircraft operated by the Buyer cannot be obtained by the Seller within the same or a shorter period, provided the Buyer does not stock these Seller’s Parts for the purpose of selling them,

1.3.2.3	if, for any one of the parts, the Seller fails to fulfill its obligations defined in paragraph 1.2 above within a reasonable period following the written notification of the Buyer to this end,

1.3.2.4	if the Seller has allowed the parts that are its industrial property, identified in the IPC supplied by virtue of this Agreement, to be manufactured locally.

1.3.2.5	After having informed the Seller, the Buyer may manufacture the Spares, or have it manufactured locally for its own use, if the Buyer obtains the Spares at prices that are less than those of the Seller by at least [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. The Buyer shall communicate the details of these price calculations to the Seller.

1.3.3	The rights granted to the Buyer by virtue of paragraph 1.3.2. shall not be interpreted as a license and shall, under no circumstance, obligate the Seller to the payment of charges and fees, or to the observance of specific obligations. Said rights shall not affect the rights of third parties.

1.4	The terms and expressions used in this Spare Parts Agreement shall have the same meaning and significance as in the rest of this Agreement, unless otherwise expressly indicated in the Spare Parts Agreement.

2 -	INITIAL PROVISIONING

The provisioning period referred to in this Appendix shall be the period ending on the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after the firm order delivery of the last Aircraft anticipated under this Agreement.

2.1	Documentation supplied by the Seller

The Seller shall draw up and provide the Buyer with the following documents:

2.1.1	Initial Provisioning Data

The Initial Provisioning Data set out in Chapter 2B of ATA 200 Specification (Revision 23) or any other Specification mutually agreed to by both parties, shall be supplied by the Seller to the Buyer on the basis of the forms and formats and time scale agreed to by both parties.

Revisions shall be made every [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] up to the end of the Initial Provisioning Period or until such time that the Buyer’s Aircraft is configured.

In any event, the Seller shall ensure that the Initial Provisioning Data is released to the Buyer in due time to give the Buyer sufficient time to perform any necessary evaluation and allow any ordered Spares to be delivered on time.

2.1.2	Supplementary documentation

The Seller shall provide the Buyer with the list of Locally Manufactured Parts, forming part of the IPC (X-file) which, in turn, is part of the Initial Provisioning Data.

2.1.3	Initial Provisioning Data for Exercised Options

2.1.3.1	All of the Aircraft for which the Buyer has exercised its options shall be included in the provisioning data revision services published after the Amendment to the Agreement takes effect, if the publication of this revision is not planned within the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] following the date this Amendment takes effect. If the taking effect date does not permit the Seller to prepare this revision within these [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], the Aircraft in question shall be included in the following revisions or before, based on the conditions mutually established by the parties.

2.1.3.2	From the date this Amendment to this Agreement takes effect, the Seller shall, within a maximum period of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after the Delivery of each Aircraft, submit details to the Buyer regarding the parts to be installed on each Aircraft, and following the recommendations on the order quantity, a list of specific items shall be supplied at the same time as the Provisioning Data revision services.

2.1.3.3	The Seller shall provide the Buyer with the T-Files for the specific parts in order to permit the Buyer to perform any necessary evaluation and allow the ordered Spares to be delivered in time.

2.1.3.4	Upon delivery of each Aircraft, the data concerning the Spares shall cover, as a minimum, the technical configuration defined [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] prior to the delivery of the Aircraft and shall be revised in order to substantially complete the data and thereby reflect the exact configuration of the Aircraft in question. This update shall be included in the revisions published [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after the delivery of the Aircraft.

Notwithstanding, the changes proposed by the Seller shall be incorporated in the Provisioning Data [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after the Buyer has agreed to these changes on an Aircraft in writing.

2.2	Supplier documentation (Sellers)

2.2.1	General

The Seller shall obtain the agreement of the Suppliers (Sellers) for establishing and publishing the Initial Provisioning Data in English.

These data and their revisions shall be sent to the Buyer via the Seller. The Seller shall check that these data conform to the corresponding ATA requirements and the corresponding data in the SPSA document, but shall not be responsible for their content.

Based on these data, the Buyer shall be able to repair and maintain these parts.

In any event, the Seller shall ensure that the Initial Provisioning Data is released to the Buyer in due time to give the Buyer sufficient time to perform any necessary evaluation and allow any ordered Spares to be delivered on time.

2.2.2	Initial Provisioning Data

The Initial Provisioning Data contemplated in Chapter 2B of standard ATA 200 (Revision 23), or any other Specification mutually agreed to, shall be supplied as mutually agreed during the preliminary Initial Provisioning meeting. The revisions made up until the end of the Initial Provisioning Period or until the Buyer’s Aircraft has been configured shall be included.

2.3	Preliminary Initial Provisioning Meeting

2.3.1	The Seller shall organize an Initial Provisioning Launch meeting in order to formulate a suitable work schedule and working procedure in line with executing the Initial Spares Provisioning.

2.3.2	The date and time of the meeting shall, as far as possible, be mutually agreed.

2.4	Initial Provisioning Training

2.4.1	Upon the request of the Buyer, the Seller shall provide free training for the organization and processing of Provisioning Data.

2.5	Initial Provisioning Meeting

The Seller shall arrange Initial Provisioning meetings at its premises. These shall be attended by the Suppliers agreed to during the Initial Provisioning Launch Meeting.

2.6	Initial Provisioning Data – Conformance and Configuration

2.6.1	The Seller shall ensure that the Initial Provisioning Data supplied to the Buyer conform with the most recent standards for the Aircraft. These data shall permit the Buyer to order the Spares corresponding to the parts fitted on the Buyer’s Aircraft, as required for the revision and maintenance of said Aircraft.

This guarantee shall exclude spares changed by the Buyer without notifying the Seller, thereby undergoing modifications that were neither approved nor designed by the Seller.

2.6.2	During the Initial Provisioning phase, the Seller shall ensure that items designed, manufactured and supplied by Seller Members conform to the most recent certified standard of the Buyer’s Aircraft and the provisioning data remitted by the Seller.

If not, the Seller shall immediately replace said Spares and/or authorize the return of these items without any transport costs payable by the Buyer. The Buyer shall endeavor to minimize costs, particularly by using its own air freight system for transport, at no charge to the Buyer. Furthermore, the Seller shall endeavor to ensure that the Suppliers provide a similar service for their items.

2.7	Initial Provisioning Delivery

2.7.1	In order to ensure the operation of the Buyer’s Aircraft, the Seller, on order, shall endeavor to supply the Initial Provisioning parts in the following manner:

2.7.1.1	at least [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the quantity of each item [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] prior to the delivery of the respective Aircraft to the Buyer;

2.7.1.2	at least [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for parts classified as Line Station Parts) prior to the delivery of the respective Aircraft to the Buyer;

2.7.1.3	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the quantity of each item, and the items defined as line replacement items, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] prior to the firm order delivery of the last Aircraft. If this [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] cannot be guaranteed, the Seller shall endeavor to ensure that these Items are available at the Seller’s factories for immediate delivery in the case of an AOG;

2.7.2	Subject to the agreement of the Seller, the Buyer may cancel or change the Initial Provisioning orders placed with the Seller at no charge

-	for Spares with a long lead time (deadline exceeding [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]), no later than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] before the scheduled delivery date.

-	for Spares with a normal lead time, no later than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] before the scheduled delivery date.

-	for specific customer parts, no later than the deadline indicated before the scheduled delivery date.

2.7.3	If the Buyer cancels the Spares orders (except for high-cost Spares orders with a long lead time) [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] prior to the scheduled delivery date or, for high-cost Spares with a long lead time, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] prior to the scheduled delivery date, the Buyer shall compensate the Seller for all cancellation costs incurred by the latter.

2.7.4	All transport costs, within the context of this Clause, linked to the return of the Spares, including insurance, customs duties and other related expenses, shall be borne by the Buyer.

2.8	Illustrated Provisioning Document

At the same time as creating the Necessary Data, the Seller shall provide the Buyer with an Illustrated Provisioning Document in order to assist the Buyer in its selection until the final IPC is produced.

2.9	Commercial Offer

The Initial Provisioning Spares prices are those set out in paragraph 5 below.

At the end of the Initial Provisioning meeting, the Seller shall submit a commercial offer for all items mutually accepted as forming part of the Initial Provisioning, based on the sale prices of the Seller that are valid at the time of the Initial Provisioning Meeting. This commercial offer shall be valid for a period agreed to by the Parties, independently of any price change during this period and with the exception of substantial errors and/or price changes due to alterations in the number of parts.

3 -	STOCK

3.1	The Seller has established a Spares Support Center at the HAMBURG FUHLSBUETTEL airport in the Federal Republic of Germany.

3.2	The Spares Support Center shall be open [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3.3	The Seller shall be entitled to dispatch deliveries from distribution centers other than the Spares Support Center (Frankfurt, Washington D.C., Singapore and Beijing).

4 -	DELIVERY

4.1	General

Orders shall be managed in accordance with Standard ATA 200 Chapter 6 or any other mutually agreed Specification.

4.2	Lead times

As a rule, lead times shall be those set out in the “World Airline Suppliers’ Guide” (most recent edition).

4.2.1	Items in stock shall be dispatched within twenty four (24) hours from reception of the order.

4.2.2	Items not in stock shall be dispatched in line with the following lead times:

-	for the items of paragraph 1.1a, as specified in the Airbus Industrie price list,

-	for the Items of paragraph 1.1.b, c and e, within the Supplier lead times augmented by the Seller’s own order and the delivery processing time.

4.2.3	Based on a list of Seller’s Parts established jointly by the Seller and the Buyer, a Customized Lead Time (CLT) program shall be approved, defining the delivery lead time in accordance with the Items.

4.2.4	Emergency Service

The Seller shall provide a [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] emergency service to provide any item(s) available in the shops, workshops and assembly lines, including high-cost Spares with a long lead time, to the international airport closest to the site where the Seller’s stock is found.

The Emergency Service shall be operated in accordance with the World Airline Suppliers’ Guide, and the Seller shall notify the Buyer of the action undertaken within the following deadlines:

-	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after receipt of an AOG order,

-	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] following receipt of a critical order.

-	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] following receipt of an emergency order issued by the Buyer (Buyer’s stock exhausted).

The Seller and its sub-contractors shall deliver the AOG-requested Spares under existing Purchase Orders placed previously by the Buyer or under Purchase Orders placed by Buyer representatives by telephone, or telefax. These orders shall be confirmed by the Buyer within a reasonable deadline.

4.3	Delivery Status

Each month, the Seller shall communicate the order delivery status to the Buyer and, quarterly, the order performances of the Buyer and the delivery performances of the Seller, in accordance with Specification 2000, Chapter 5.

4.4	Excusable delays

Clause 10.1 of the Aircraft Purchase Agreement shall apply to the Spares, as per paragraph 1 above.

4.5	Shortfalls, Over-shipments, Non-Conformity in Orders

4.5.1	With immediate effect, or no later than the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] following reception of the parts ordered, the Buyer shall inform the Seller of the following:

-	any alleged shortfall or over-shipment relating to this order,

-	as per the Buyer’s inspections, the non-conformity of the ordered parts with the specification.

If the Buyer fails to notify the Seller of shortfallsw, over-shipments or non-conformities in orders within a period of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] then the Buyer shall be deemed to have accepted the order.

4.5.2	If the Buyer reports any shortages, over-shipments or non-conformities with regard to the specifications of the ordered parts within the period defined in paragraph 4.5.1 above, the Seller shall, insofar as it acknowledges such facts, either replace the Spares in question or credit the Buyer for the returned Spares. In such case, transport costs shall be borne by the Seller.

The Buyer shall endeavor to minimize costs, particularly by using its own air freight system for transport at no charge to the Seller.

5 -	PRICE

5.1	The price of the Spares shall be:

-	Free Carrier (FCA) the Spares Support Center for deliveries from same;

-	Free Carrier (FCA) place specified by the Seller for deliveries from other Seller or Supplier facilities as the term Free Carrier (FCA) is defined by publication No. 460 of the International Chamber of Commerce published in April 1990.

The price list shall indicate the prices and lead times of the items in stock in accordance with the World Airline Suppliers’ Guide and, notably:

-	response to the quotation request within [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and validity of the quoted prices for [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

-	a notice period of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] before a price change, magnetic tape ATA 200 Chapter 3.

5.2	The prices are the Seller’s prices that are in force on the order reception date (subject to reasonable quantities and delivery lead times) and are expressed in US Dollars.

5.2.1	SELLER’S parts, as defined in Clause 1.1.a, shall conform to the Spare Parts Price List of the Seller. This prices shall be firm for each twelve month period. The Seller, however, shall be entitled to change the price of the Spares during this annual period in the following cases:

-	unforeseen and substantial increase in manufacturing costs, or

-	unforeseen and substantial increase of parts or spares provisioning prices (including substantial exchange rate fluctuations),

-	significant error in estimation or expression of any price.

5.2.2	Prices of Spares as defined in clauses 1.1.b to 1.1e shall be the valid list prices of the suppliers augmented by the Seller’s handling charge. The handling charge percentage shall vary according to the Spares’s value and shall be determined on an item-per-item basis.

6 -	PAYMENT CONDITIONS AND PROCEDURES

6.1	Payment shall be made immediately in the quoted currency. If payment is made in another currency, the exchange rate valid on the payment date shall apply.

6.2	Payment shall be made by the Buyer to the Seller within [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] from the date the invoice is received.

6.3	The Buyer shall make all payments without set-off, counterclaim or withholding of any kind to the following account:

No. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] opened by the Seller at

BANQUE PARIBAS

22, rue de Metz

31000 TOULOUSE

FRANCE

or to any other bank named by the Seller

6.4	Payments due to the Seller shall be made without any set-off, counterclaim or withholding of any kind. The Buyer shall therefore ensure that the Seller receives the sum due without deduction or withholding and free from any tax, levy, due or charge of any kind, except if the Buyer is compelled by law to make any such deduction or withholding. In this case, the Buyer shall pay an additional amount.

7 -	TITLE

With the exception of the provisions of Clause 12 of this Exhibit H, title to any Spares delivered in accordance with the terms of the Spare Parts Agreement shall remain with the Seller until full payment of the invoices and any interest thereon has been received by the Seller.

The Buyer shall ensure that the Spares, title to which has not passed to the Buyer, shall be kept free of any bond or mortgage or any similar charge or claim in favor of a third party.

8 -	PACKAGING

Items shall be packaged in accordance with ATA 300 Specification, Category III for consumable/expendable items and Category II for repairable items.

Category I containers shall be used if requested by the Buyer and the difference between Category I and Category II packaging costs shall be borne by the Buyer.

9 -	COMMUNICATION OF USAGE DATA (Data Retrieval)

For the entire Spares Support period, the Buyer shall undertake to y communicate the quantitative list of parts used for maintenance and revision to the Seller from time to time.

The scope and content of this list shall be determined jointly by the Buyer and the Seller.

10 -	BUY-BACK

10.1	Buy-back of Obsolete Spares

Within [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] following the Delivery Date of the first Aircraft, the Seller shall agree to replace new or used Spares which has become obsolete in accordance with the terms of certification authority notes or in application of imperative Service Bulletins communicated by the Seller, within the limit of quantities recommended by the Seller.

10.1.1	The Spares in question shall be spares which the Buyer is directed by the Seller to scrap or dispose of and which cannot be reworked or repaired to a satisfactory standard.

10.1.2	In the absence of a replacement, the Seller shall credit the Buyer with an amount corresponding to that in the valid List Price on the date the new obsolete parts were last purchased, and [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of this price for used parts. This shall be subject to the proviso that the Seller’s liability in this respect does not extend to quantities in excess of the Seller’s Provisioning recommendations which were the object of a specific agreement.

10.1.3	The Seller shall endeavor to obtain for the Buyer the same protection from Suppliers.

10.2	Buy-Back of Surplus Spares

10.2.1	The Seller agrees that at any time within [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after delivery of the first Aircraft to the Buyer, the Buyer shall be entitled to return to the Seller, at a credit of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the valid List Price on the last purchase date, the unused and undamaged Spares defined in Clause 1.1.a) originally purchased from the Seller under the terms of the Spare Parts Agreement. This shall be subject to the proviso that the Buyer was recommended to purchase this Spares in the Seller’s Initial Provisioning recommendations to the Buyer, and provided the Spares does not constitute end products with a limited shelf life or containing components with a limited shelf life with less than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] shelf life remaining when returned to the Seller.

10.2.2	In the event of the Buyer electing to procure Spares in excess of the quantities recommended by the Seller, the Buyer shall notify the Seller thereof in writing, with due reference to this Clause. If the Seller does not formulate any objection within [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after receipt of this notification, the buy-back shall be based on the quantity purchased by the Buyer, and not the quantity recommended by the Seller.

10.2.3	It shall be expressly understood that the rights granted to the Buyer under Clause 10.2 shall not apply to Spares which may become surplus to requirements due to obsolescence at any time, or for any reason other than those set out in Clause 10.1 above.

10.3	All transport costs for the return of the parts set out in Clause 10, including customs duties or other related charges, shall be borne by the Buyer.

10.4	The Seller’s obligation to buy back surplus Spares from re-provisioning orders shall be subject to the Buyer observing the commitments contracted in Clause 9 “Communication of Usage Data” of the Spare Parts Agreement. Any failure on the part of the Buyer to periodically send in these data within the specified period shall immediately release the Seller from all obligations set out in this Clause 10.

This obligation of the Buyer shall not apply to the Initial Provisioning Spares.

10.5	The Seller shall obtain the same protection for each item of equipment from its suppliers and sub-contractors.

11 -	WARRANTIES

11.1	Seller’s Parts

Subject to the limitations and conditions hereinafter provided, the Seller shall warrant to the Buyer that all Spares set out in paragraph 1.1 a) of this Exhibit H shall, on delivery to the Buyer:

(i)	be free of material defects,

(ii)	be free of defects in workmanship, including manufacturing processes,

(iii)	be free of design defects (including, not exhaustively, material selection) in observance of good practice at the time of design.

11.2	Warranty Period

The standard warranty period for new Seller’s Parts shall be [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after delivery of such parts to the Buyer.

The standard warranty period for used Seller’s Parts delivered by and/or repaired by the Seller is [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after delivery of such parts to the Buyer.

11.3	Buyer’s Remedy and Seller’s Obligation

The Buyer’s remedy and Seller’s obligation and liability are limited to the repair, replacement or correction, at the Seller’s expense, of any part under warranty that is defective.

The Seller may also provide the Buyer with a credit for the future purchase of Spares, equal to the price at which the Buyer is then entitled to acquire a replacement for the part under warranty that is defective.

The terms and conditions of Clause 12.1.5 to 12.1.10 shall also apply to this Clause 11.

11.4	Clause of Renunciation and Waiver

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

12 -	LEASING

12.1	Applicable terms and conditions

The terms and conditions of this paragraph shall apply to the Seller’s Parts listed in Appendix A to this paragraph (“Leased Parts”) and shall form a part of each lease of Seller’s Parts leased to the Buyer from the Seller after the date of the Spare Parts Agreement. With the exception of the description of the Leased Parts, the lease period and leasing costs, all other terms and conditions on any order form or any other document pertaining to the Leased Parts shall be deemed inapplicable. In their place, the terms and conditions of this clause shall prevail, unless otherwise formally stipulated. Spares not included in Appendix A to paragraph 12 shall be the object of a separate Spare Parts Agreement supplied by the Seller at the request of the Buyer. For the purposes of this paragraph, the term “Lessor” shall refer to the Seller and the term “Lessee” shall refer to the Buyer.

12.2	Leasing Procedure: Leasing of Spares

The Lessor shall keep a stock of Spares as defined in the Lessor’s Spares leasing list (Appendix A). Upon the Lessee’s request by telephone (to be confirmed in writing), telefax, letter or any other written medium, the Lessor shall lease such Spares to the Lessee, subject to its availability as per paragraph 4.4. Each Spares lease shall be endorsed by a lease document (“Lease”) issued by the Lessor to the Lessee not later than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after delivery of the Leased Part.

12.3	Lease Period

The lease shall commence from the time the Spares is dispatched from the premises of the Lessor to the Lessee, or its representative, and shall end after the return of the leased part at the end of a [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] period after this delivery. This period may be longer if agreed to, in writing, by the Lessor in response to the written request of the Lessee made within [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after delivery. The Lease Period shall end when the Lessee exercises its option to purchase the Spares, as provided for in this Clause.

12.4	Lease Charges and Taxes

The Lessee shall pay the Lessor (a) a daily lease fee, for each Leased Part, amounting to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the purchase price of the Part set out in the Lessor’s Spare Parts Price List in effect on the leasing date, (b) any additional costs which may be incurred by the Lessor as a direct result of leasing to the Lessee, such as, but not exhaustively, costs relating to inspections, tests, repairs, overhauls, packaging and reconditioning, as required to place the Leased Part in a satisfactory condition for lease to a subsequent customer (c) all transport and insurance charges, (d) all taxes, charges or custom duties imposed on the Lessor or its property as a result of the lease, sale, delivery, storage or transport of any Leased Part. All payments due by virtue of these clauses shall be made in accordance with the provisions of Clause 6 of the Spare Parts Agreement.

If the Leased Part is not returned to the installations indicated by the Lessor within the period set out in Paragraph 12.3 above, the Lessor shall be entitled, in additional to any other legal or contractual recourse contemplated in this Clause 12, to have the Lessee bear all costs due by virtue of Paragraph 12.4, for each day’s delay after the expiration of the stipulated Lease Period, just as though the Lease Period were extended for a period equivalent to this delay.

12.5	Title

Title to each Leased Part shall remain with the Lessor unless the Lessee exercises its option to purchase in accordance with Paragraph 12.8, in which case title shall pass to the Lessee upon receipt by the Lessor of the payment for the Leased Part purchased.

12.6	Risk of Loss

Except for normal wear and tear, each Leased Part shall be returned to the Lessor in the same condition as when delivered to the Lessee. Furthermore, without the prior written consent of the Lessor, the Lessee shall not repair, modify or change any Leased Part. The Lessee shall be liable for the risk of loss or damage of each Leased Part until said Leased Part is returned to the Lessor at the return location specified in the applicable Lease. If a Leased Part is lost or damaged to the point it cannot be repaired, the Lessee shall be deemed to have exercised its option to purchase the part as of the date of such loss or damage, in accordance with paragraph 12.8.

12.7	Registration of Flight-Hours

All flight-hours of each Leased Part for which the Lessee is responsible during the Lease Period shall be indicated in a document supplied by the Lessee. The reports shall be delivered to the Lessor when the Leased Part is returned to the latter. Furthermore, all documents relating to the inspection, maintenance and/or alteration of a Leased Part carried out by the Lessee, and required for the Lessor to re-certify the Leased Part in conformance with its own service standards, shall be delivered to the Lessor when the Leased Part is returned to the latter at the end of this Lease. This documentation shall include, but not be limited to, evidence of incidents such as hard landings, operating abnormalities and corrective action taken by the Lessee as a result of such incidents.

12.8	Option to Purchase

12.8.1	The Lessee may elect to purchase the Leased Part. In order to exercise this option, it shall notify the Lessor of its wish in writing during the Lease Period. In this case, the Lessee shall pay the purchase price valid on that date for the Leased Part. Prices for used parts shall be negotiated. In order to exercise this option, the Lessee shall demonstrate to the Lessor that the Part originally installed on the Aircraft has not been repaired in acceptable economic conditions. Should the Lessee exercise such option to purchase the Leased part, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the Lease charges already paid shall be deducted from the purchase price of the Leased Part.

12.8.2	In the event of purchase, the Leased Part shall be warranted in accordance with Paragraph 11 above, as though the Leased Part were a Seller’s Part. The Warranty Period, however, shall be deemed to have commenced at the start of the lease, provided the Warranty Period is not more than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in from the purchase date of such Leased Part, if this is a used part. A warranty granted under this paragraph shall replace the warranty granted under paragraph 12.9 at the start of the Lease Period.

12.9	Warranty

12.9.1	The Lessor shall warrant that each Leased Part, at the time of delivery, shall:

a)	conform to the Specifications applicable to the Part,

b)	be free of material defects,

c)	be free of defects in workmanship, including (but not limited to) manufacturing processes,

12.9.2	Extension of Warranties

For each Leased Part, (i) the warranty set out in Paragraph 12.9.1 (a) shall not be extended beyond delivery, and (ii) the warranties set out in Paragraphs 12.9.1 (b) and 12.9.1 (c) shall not be extended beyond due delivery, except under the conditions and limitations of Paragraphs 12.9.3 to 12.9.8 below.

12.9.3	Warranty and Notice Periods

The remedy of the Lessee and the obligation and liability of the Lessor under this paragraph 12.9, with respect to each defect, shall only be exercised (i) if the defect has become apparent to the Lessee during the Lease Period, and (ii) if the Lessor’s warranty administrator has received written notice of the defect from the Lessee within [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after the defect has become apparent to the Lessee.

12.9.4	Return and justification

The remedy of the Lessee and the obligation and liability of the Lessor under this paragraph 12.9, with respect to each defect, shall also depend on:

a)	the quickest possible return by the Lessee of the allegedly defective Leased Part, to the return location specified in the applicable Lease or to any other place mutually agreed upon, unless the Lessor has authorized the Lessee to repair the defect itself, under the conditions of Clause 12.1.7 “Local Repairs” of the Aircraft Purchase Agreement, and

b)	the Lessee submitting to the Lessor reasonable proof that the alleged defect is due to a cause covered by the Lessor’s Warranty, under the terms of this Paragraph 11.9, and that said defect was not caused by any act or omission on the part of the Lessee, including, but not limited to, any non-observance of the service and maintenance rules of the allegedly defective Leased Part or the Aircraft on which it has been installed, in accordance with applicable government regulations or the applicable written instructions of the Lessor.

12.9.5	Remedies

The remedy of the Lessee and the obligation and liability of the Lessor under this paragraph 12.9, with respect to each defect, shall be limited to the repair of such defect in the Leased Part on which the defect appears or, as mutually agreed by the Parties, to the replacement of such Leased Part with a similar part with no defects. Any replacement part supplied under the terms of Paragraph 12.9.5 shall be deemed, under the terms of Paragraph 12.9.5, to be the Leased Part so replaced.

12.9.6	Suspension and Transport Costs

12.9.6.1	If a Leased Part is proved to be defective and covered by this Warranty, the Lessee’s obligation to pay the lease shall be suspended from the date on which the Lessee notifies the Lessor of such defect, until the date upon which the Lessor has repaired, or authorized the Lessee to repair, correct or replace the allegedly defective Leased Part. If the Lessor elects to replace the defective Leased Part, the Lease Period shall end on the date on which the Part is received by the Lessor at the return location specified in the applicable Lease.

12.9.6.2	All transport and insurance costs arising from the return of the defective Leased Parts and the return of the repaired, corrected or replacement parts, shall be borne by the Lessor.

12.9.6.3	The Lessor may decide that the Lessee can repair the Leased Part, and the lease penalty shall only be suspended if the part is defective.

12.9.7	Wear and Tear

Normal wear and tear and the need for maintenance and overhauls shall not constitute a defect or non-conformance under this Paragraph 12.9.

12.9.8	Clause of Renunciation and Waiver

The warranties, obligations and liabilities of the Lessor and remedy of the Lessee set out in this Paragraph 12.9 are exclusive and replace, and the Lessee hereby waives, releases and renounces all other warranties, obligations and liabilities of the Lessor, and rights, claims and remedies of the Lessee against the Lessor, express or implied, arising by law or otherwise with respect to any non-conformity or defect in any Aircraft, component, equipment, accessory or part delivered by virtue of this Agreement. This shall include, but not be limited to, any implied warranty of merchantability and fitness, any implied warranty arising from the execution of this Agreement, arising from practice or trade usage and course of dealing, including negligence, of any kind, on the part of the Lessor, except for gross, intentional or wrongful fault on the part of the Lessor, and any obligation, liability, right, claim or remedy for loss or damage to any Aircraft, component, equipment, accessory or part or for any direct, indirect, incidental, fortuitous or consequential damage.

APPENDIX “A” TO PARAGRAPH 12

LIST OF SPARE PARTS AVAILABLE FOR LEASING

AILERONS

APU DOORS

CARGO DOORS

PASSENGER DOORS

ELEVATORS

FLAPS

LANDING GEAR DOORS

RUDDER

TAIL CONE

WING SLATS

SPOILERS

AIRBRAKES

WING TIPS

WINGLETS

AND OTHER PARTS WHICH MAY BE PROVIDED BY THE SELLER FOR LEASING

13 -	TERMINATION OF AIRCRAFT PURCHASE AGREEMENT

13.1	If the Buyer or the Seller were to terminate the Aircraft Purchase Agreement based on the conditions set out in Clauses 10, 11 or 20 of the Aircraft Purchase Agreement, the effects of this termination on the terms of this Exhibit H are those set out in paragraph 13.2 below.

13.2	In the event of a termination provided for in Clauses 10 and 11 of the Agreement, both Parties shall be released from their obligations to each other with regard to undelivered spare parts ordered for the Aircraft in question, data or any other item. Unused spare parts that are already delivered shall be repurchased by the Seller, as provided for in paragraph 10.2.

EXHIBIT No. 1

Société AIR FRANCE

45 rue de Paris

95747 Roissy CDG Cedex

FRANCE

REF.: COMMERCIAL CONDITIONS

Gentlemen,

We refer by this Exhibit No. 1 to the Purchase Agreement reached this day (the “Agreement”) between AIR FRANCE, hereinafter referred to as “The Buyer” and AIRBUS INDUSTRIE, hereinafter referred to as “The Seller”, which provides for the production and sale by AIRBUS INDUSTRIE and the purchase by AIR FRANCE of A318 aircraft.

The parties hereby agree that this Exhibit No. 1 shall form an integral part of said Agreement.

1	Aircraft Credit

The Seller shall grant the Buyer a credit to be deducted from the Final Price of each Aircraft in a sum of:

US$

(US Dollars)

2	Launch Credit

In connection with launching the A318 programme, the Seller has granted the Buyer a one-off launch credit to be deducted from the Final Price of each Aircraft in a sum of:

US$

(US Dollars)

3	The credits shown in paragraphs 1 and 2 above are stated at the economic conditions corresponding to a delivery in January 1999 and shall be revised until the Stipulated Month for Delivery of each Aircraft by applying the Aircraft Price Revision Formula. These credits shall be available on Delivery of each of the Aircraft and shall be deducted from the Final Price of each of the Aircraft.

4.	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5.	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

If this confirmation of our agreements meets with your approval, please sign the original and one (1) copy of this Exhibit No. 1 in the space provided below for this purpose and send the copy to AIRBUS INDUSTRIE.

For and on behalf of:	For and on behalf of:
Société AIR FRANCE	AIRBUS INDUSTRIE

Signed by: Pierre Vellay	Signed by: Pierre Carpent

Appointment:	Appointment:
Fleet Director	Vice President, Sales and New Aircraft

Date:	Date:

EXHIBIT No. 2

Société AIR FRANCE

45 rue de Paris

95747 Roissy CDG Cedex

FRANCE

REF.: SUPPORT

Gentlemen,

We refer by this Exhibit No. 2 to the Purchase Agreement reached this day (the “Agreement”) between AIR FRANCE, hereinafter referred to as “The Buyer” and AIRBUS INDUSTRIE, hereinafter referred to as “The Seller”, which provides for the production and sale by AIRBUS INDUSTRIE and the purchase by AIR FRANCE of A318 aircraft.

Both parties agree that this Exhibit No. 2 shall constitute an integral part of the said Purchase Agreement.

EXHIBIT No . 2

1	Training

1.1	Crew Training

Notwithstanding the provisions of Article 16.2.3, on receipt of a notification from the Buyer, which must be sent no later than six (6) months before the Month of Delivery for each Aircraft and instead of the contractual provision of four (4) crew training courses per Aircraft, as defined in paragraph 1.1 of Annexe A to Article 16 of this Purchase Agreement, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.2	Use of Man Days

Notwithstanding the provisions of Article 16.2.3, if the man days shown in paragraph 2 of Annex A to Article 16 are not used by the Buyer for personnel training on the Aircraft which are the subject of this Purchase Agreement, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2	Warranty against Design Defects

With the objective of clarifying its management policy regarding claims under warranty for design defects (Design Warranty), the Seller has implemented the following policy:

2.1	Summary of the procedure for handling problems in service

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.2	Handling under warranty

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4	Service Bulletins

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5	Documentation for Leased Aircraft

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6	Insurance over the Service Life

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

If this confirmation of our agreements meets with your approval, please sign the original and one (1) copy of this Exhibit No. 2 in the space provided below for this purpose and send the copy to AIRBUS INDUSTRIE.

For and on behalf of:	For and on behalf of:
Société AIR FRANCE	AIRBUS INDUSTRIE

Signed by: Pierre Vellay	Signed by: Pierre Carpent

Appointment:	Appointment:
Fleet Director	Vice President, Sales and New Aircraft

Date:	Date:

EXHIBIT No. 3

AIR FRANCE

45 rue de Paris

95747 Roissy CDG Cedex

FRANCE

REF.: OPTIONAL AIRCRAFT

Gentlemen,

We refer by this Exhibit No. 3 to the Purchase Agreement reached this day (the “Agreement”) between AIR FRANCE, hereinafter referred to as “The Buyer” and AIRBUS INDUSTRIE, hereinafter referred to as “The Seller”, which provides for the production and sale by AIRBUS INDUSTRIE and the purchase by AIR FRANCE of A318 aircraft.

The parties hereby agree that this Exhibit No. 3 shall form an integral part of said Agreement.

1	Definition

The Seller hereby grants the Buyer, which accepts, the benefit of ten (10) options to purchase additional Aircraft according to the definition specified in Article 2 of the Purchase Agreement (hereinafter termed collectively the “Optional Aircraft”).

If the Buyer and the Seller agree, subject to the terms and conditions set out in Articles 2 and 7 of the Purchase Agreement, to modify Aircraft that are the subject of a firm order, said modifications shall, unless the Parties agree otherwise, be applicable to the construction of the Optional Aircraft with, where applicable, repercussions on the price and delivery dates resulting therefrom.

2	Transfer

This purchase option shall not be transferred by the Buyer unless the Seller consents thereto by becoming party to the transfer.

The Seller shall not refuse its consent without a valid reason.

3	Delivery Dates

Subject to the Buyer exercising its option under the terms and conditions stated in Paragraph 5 below, the Optional Aircraft shall be delivered to the Buyer in accordance with the terms of Article 9, during the following months (for each of the Optional Aircraft, [this is the] “Stipulated Month for Delivery”):

Optional Aircraft No. 1	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Optional Aircraft No. 2
Optional Aircraft No. 3
Optional Aircraft No. 4
Optional Aircraft No. 5
Optional Aircraft No. 6
Optional Aircraft No. 7
Optional Aircraft No. 8
Optional Aircraft No. 9
Optional Aircraft No. 10

4	Price

Optional Aircraft shall benefit from the same pricing conditions as Firm Aircraft ordered under the Agreement, provided the Optional Aircraft are delivered before [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], with the exception of any delays in delivery or requests attributable to the Seller.

5	Exercising Options

Options shall be exercised by written notice sent by the Buyer to the Seller.

The Buyer shall confirm by email its intention to take delivery and/or as necessary request a deferral of all or some of the Optional Aircraft in accordance with the schedule set forth below:

5.1	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5.2	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5.3	Said notification by the Buyer shall constitute an amendment to the Purchase Agreement and shall be accompanied by payment of a sum equal to the Instalments due on the date of said notification in accordance with Article 5.3.2 of the Purchase Agreement, it being understood that the instalment mentioned as being due “Upon signing this Agreement” shall also be due on the date of said notification, minus the option warranty deposit of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] US dollars (US$ [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]), as this was paid previously by the Buyer on April 1999.

6	Commercial Conditions

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

7	Additional Optional Aircraft

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

EXHIBIT No. 4

Société AIR FRANCE

45 rue de Paris

95747 Roissy CDG Cedex

FRANCE

REF.: [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Gentlemen,

We refer by this Exhibit No. 4 to the Purchase Agreement reached this day (the “Agreement”) between AIR FRANCE, hereinafter referred to as “The Buyer” and AIRBUS INDUSTRIE, hereinafter referred to as “The Seller”, which provides for the production and sale by AIRBUS INDUSTRIE and the purchase by AIR FRANCE of A318 aircraft.

The parties hereby agree that this Exhibit No. 4 shall form an integral part of this Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

If this confirmation of our agreements meets with your approval, please sign the original and one (1) copy of this Exhibit No. 4 in the space provided below for this purpose and send the copy to AIRBUS INDUSTRIE.

For and on behalf of:	For and on behalf of:
Société AIR FRANCE	AIRBUS INDUSTRIE

Signed by: Pierre Vellay	Signed by: Pierre Carpent

Appointment:	Appointment:

Fleet Director	Vice President
Sales and New Aircraft

Date:	Date:

EXHIBIT No. 5

Société AIR FRANCE

45 rue de Paris

95747 Roissy CDG Cedex

FRANCE

REF.: [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Gentlemen,

We refer by this Exhibit No. 5 to the Purchase Agreement reached this day (the “Agreement”) between AIR FRANCE, hereinafter referred to as “The Buyer” and AIRBUS INDUSTRIE, hereinafter referred to as “The Seller”, which provides for the production and sale by AIRBUS INDUSTRIE and the purchase by AIR FRANCE of A318 aircraft.

The parties hereby agree that this Exhibit No. 5 shall form an integral part of this Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

If this confirmation of our agreements meets with your approval, please sign the original and one (1) copy of this Exhibit No. 5 in the space provided below for this purpose and send the copy to AIRBUS INDUSTRIE.

For and on behalf of:	For and on behalf of:
Société AIR FRANCE	AIRBUS INDUSTRIE

Signed by: Pierre Vellay	Signed by: Pierre Carpent

Appointment:	Appointment:

Fleet Director	Vice President
Sales and New Aircraft

Date:	Date:

EXHIBIT No. 6

Société AIR FRANCE

45 rue de Paris

95747 Roissy CDG Cedex

FRANCE

REF.: PERFORMANCE GUARANTEES

Gentlemen,

We refer by this Exhibit No. 6 to the Purchase Agreement reached this day (the “Agreement”) between AIR FRANCE, hereinafter referred to as “The Buyer” and AIRBUS INDUSTRIE, hereinafter referred to as “The Seller”, which provides for the production and sale by AIRBUS INDUSTRIE and the purchase by AIR FRANCE of A318 aircraft.

The parties hereby agree that this Exhibit No. 6 shall form an integral part of said Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

If this confirmation of our agreements meets with your approval, please sign the original and two (2) copy of this Exhibit in the space provided below for this purpose and send one (1) original to AIRBUS INDUSTRIE.

For and on behalf of:	For and on behalf of:
Société AIR FRANCE	AIRBUS INDUSTRIE

Signed by: Pierre Vellay	Signed by: Pierre Carpent

Appointment:	Appointment:

Fleet Director	Vice President
Sales and New Aircraft

Date:	Date:

LETTER AGREEMENT No. 7

Société AIR FRANCE

45 rue de Paris

95747 Roissy CDG Cedex

FRANCE

REF.: [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Gentlemen,

We refer by this Exhibit No. 7 to the Purchase Agreement reached this day (the “Agreement”) between AIR FRANCE, hereinafter referred to as “The Buyer” and AIRBUS INDUSTRIE, hereinafter referred to as “The Seller”, which provides for the production and sale by AIRBUS INDUSTRIE and the purchase by AIR FRANCE of A318 aircraft.

The parties hereby agree that this Exhibit No. 7 shall form an integral part of said Agreement.

1	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

If the foregoing sets forth our understanding please sign two (2) copies in the space provided here below and return one (1) original to the Seller.

For and on behalf of:	For and on behalf of:
Société AIR FRANCE	AIRBUS INDUSTRIE

Signed by: Pierre Vellay	Signed by: Pierre Carpent

Appointment:	Appointment:
Fleet Director	Vice President
Sales and New Aircraft

Date:	Date:

APPENDIX TO LETTER AGREEMENT No. 7

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

LETTER AGREEMENT No. 8

Société AIR FRANCE

45 rue de Paris

95747 Roissy CDG Cedex

FRANCE

REF.: PROGRESS AGREEMENT

Gentlemen,

We refer by this Exhibit No. 8 to the Purchase Agreement reached this day (the “Agreement”) between AIR FRANCE, hereinafter referred to as “The Buyer” and AIRBUS INDUSTRIE, hereinafter referred to as “The Seller”, which provides for the production and sale by AIRBUS INDUSTRIE and the purchase by AIR FRANCE of A318 aircraft.

The parties hereby agree that this Exhibit No. 8 shall form an integral part of said Agreement.

The Seller has noted the request expressed by the Buyer relating to setting up a “progress agreement” aiming to seek improvements in areas such as:

1	Aircraft production quality

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2	Aircraft Reliability

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3	Aircraft performance

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4	Supplier Services

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5	Airframe and Landing Gear

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6	Composite maintenance costs

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

7	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

8	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

9	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

If this confirmation of our agreements meets with your approval, please sign the original and one (1) copy of this Exhibit No. 8 in the space provided below for this purpose and send the copy to AIRBUS INDUSTRIE.

For and on behalf of:	For and on behalf of:
Société AIR FRANCE	AIRBUS INDUSTRIE

Signed by: Pierre Vellay	Signed by: Pierre Carpent

Appointment:	Appointment:

Fleet Director	Vice President

Sales and New Aircraft

Date:	Date:

D I S P A T C H  R E L I A B I L I T Y

G U A R A N T E E

1.	SCOPE, COMMENCEMENT, DURATION

This Dispatch Reliability Guarantee extends to the Buyer’s Aircraft fleet and shall commence with delivery of the Buyer’s first Aircraft and shall remain in force for a period of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

EXHIBIT No. 9

Société AIR FRANCE

45 rue de Paris

95747 Roissy CDG Cedex

FRANCE

REF.: [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Gentlemen,

We refer by this Exhibit No. 9 to the Purchase Agreement reached this day (the “Agreement”) between AIR FRANCE, hereinafter referred to as “The Buyer” and AIRBUS INDUSTRIE, hereinafter referred to as “The Seller”, which provides for the production and sale by AIRBUS INDUSTRIE and the purchase by AIR FRANCE of A318 aircraft.

The parties hereby agree that this Exhibit No. 9 shall form an integral part of said Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

If this confirmation of our agreements meets with your approval, please sign the original and one (1) copy of this Exhibit No. 9 in the space provided below for this purpose and send the copy to AIRBUS INDUSTRIE.

For and on behalf of:	For and on behalf of:
Société AIR FRANCE	AIRBUS INDUSTRIE

Signed by: Pierre Vellay	Signed by: Pierre Carpent

Appointment:	Appointment:

Fleet Director	Vice President
Sales and New Aircraft

Date:	Date:

EXHIBIT No. 10

Société AIR FRANCE

45 rue de Paris

95747 Roissy CDG Cedex

FRANCE

REF.: [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Gentlemen,

We refer by this Exhibit No. 10 to the Purchase Agreement reached this day (the “Agreement”) between AIR FRANCE, hereinafter referred to as “The Buyer” and AIRBUS INDUSTRIE, hereinafter referred to as “The Seller”, which provides for the production and sale by AIRBUS INDUSTRIE and the purchase by AIR FRANCE of A318-100 aircraft.

The parties hereby agree that this Exhibit No. 10 shall form an integral part of said Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

If this confirmation of our agreements meets with your approval, please sign the original and one (1) copy of this Exhibit No. 10 in the space provided below for this purpose and send the copy to AIRBUS INDUSTRIE.

For and on behalf of:	For and on behalf of:
Société AIR FRANCE	AIRBUS INDUSTRIE

Signed by: Pierre Vellay	Signed by: Pierre Carpent

Appointment:	Appointment:

Fleet Director	Vice President
Sales and New Aircraft

Date:	Date:

EXHIBIT No. 11

Société AIR FRANCE

45 rue de Paris

95747 Roissy CDG Cedex

FRANCE

REF.: DEVELOPMENT AIRCRAFT

Gentlemen,

We refer by this Exhibit No. 11 to the Purchase Agreement reached this day (the “Agreement”) between AIR FRANCE, hereinafter referred to as “The Buyer” and AIRBUS INDUSTRIE, hereinafter referred to as “The Seller”, which provides for the production and sale by AIRBUS INDUSTRIE and the purchase by AIR FRANCE of A318 aircraft.

The parties hereby agree that this Exhibit No. 11 shall form an integral part of said Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

If this confirmation of our agreements meets with your approval, please sign the original and one (1) copy of this Exhibit No. 11 in the space provided below for this purpose and send the copy to AIRBUS INDUSTRIE.

For and on behalf of:	For and on behalf of:
Société AIR FRANCE	AIRBUS INDUSTRIE

Signed by: Pierre Vellay Carpent	Signed by: Pierre

Appointment:	Appointment:

Fleet Director	Vice President
Sales and New Aircraft
Date:	Date:

EXHIBIT No. 12

Société AIR FRANCE

45 rue de Paris

95747 Roissy CDG Cedex

FRANCE

REF.: MISCELLANEOUS

Gentlemen,

We refer by this Exhibit No. 12 to the Purchase Agreement reached this day (the “Agreement”) between AIR FRANCE, hereinafter referred to as “The Buyer” and AIRBUS INDUSTRIE, hereinafter referred to as “The Seller”, which provides for the production and sale by AIRBUS INDUSTRIE and the purchase by AIR FRANCE of A318 aircraft.

The parties hereby agree that this Exhibit No. 12 shall form an integral part of said Agreement.

1.	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.	Decision dates for RFC/SCN

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5.	Final list of SFE/BFE

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6.	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

7.	Engine Inspections

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

8.	Characteristic Weights

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

9.	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

If this confirmation of our agreements meets with your approval, please sign the original and one (1) copy of this Exhibit No. 12 in the space provided below for this purpose and send the copy to AIRBUS INDUSTRIE.

For and on behalf of:	For and on behalf of:
Société AIR FRANCE	AIRBUS INDUSTRIE

Signed by: Pierre Vellay Carpent	Signed by: Pierre

Appointment:	Appointment:

Fleet Director	Vice President
Sales and New Aircraft

Date:	Date:

EXHIBIT No. 13

Société AIR FRANCE

45 rue de Paris

95747 Roissy CDG Cedex

FRANCE

REF.: [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Gentlemen,

We refer by this Exhibit No. 13 to the Purchase Agreement reached this day (the “Agreement”) between AIR FRANCE, hereinafter referred to as “The Buyer” and AIRBUS INDUSTRIE, hereinafter referred to as “The Seller”, which provides for the production and sale by AIRBUS INDUSTRIE and the purchase by AIR FRANCE of A318 aircraft.

The parties hereby agree that this Exhibit Letter No. 13 shall form an integral part of said Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

If this confirmation of our agreements meets with your approval, please sign the original and one (1) copy of this Exhibit No. 13 in the space provided below for this purpose and send the copy to AIRBUS INDUSTRIE.

For and on behalf of:	For and on behalf of:
Société AIR FRANCE	AIRBUS INDUSTRIE

Signed by: Pierre Vellay	Signed by: Pierre Carpent

Appointment:	Appointment:

Fleet Director	Vice President
Sales and New Aircraft

Date:	Date: